UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Copy to: John J. Mahon, Esq. Schulte Roth & Zabel, LLP 1152 Fifteenth Street, NW Suite 850 Washington, DC 20005 (202) 729-7477

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders.

Dear Shareholders,

"Rome was not built in a day." "This is a marathon, not a sprint." "Slow and steady wins the race." "Even a long journey begins with a single step." "Don’t worry if you’re not where you want to be yet; great things take time." There are probably 20 other sayings like these. Here’s what is most relevant to our fourth quarter at 180 Degree Capital Corp. and our shareholders.  "Stocks don’t go up all the time and forever."

In the fourth quarter of 2017, our net asset value per share ("NAV") declined to $2.60, or by $0.08, from $2.68 as of the end of the prior quarter. Further below, we discuss in detail all the puts and takes for what helped and hurt in the quarter. Our biggest holding, Adesto Technologies Corporation (NASDAQ:IOTS), declined from $7.85 to $6.45, which, for us, equates to a decline of $0.067 per share, or 84% of the total decline in our NAV.  Given that Adesto started the year at $1.85 and rose to $7.85 at the end of the third quarter of 2017, we shouldn’t be surprised the stock pulled back.  We continue to believe Adesto is positioned to deliver substantial revenue growth and significantly improved EBITDA and earnings. If we are right on the fundamentals, the stock should resume its growth trajectory and continue to add to our NAV.

180’s view is that persistent long-term performance trumps short-term results.  Our goal is to make money for our shareholders. That didn’t happen in the fourth quarter. We mentioned last quarter that it would be irrational to annualize what was a staggeringly great quarter of 9.8% growth. We don’t think the fourth quarter is the new norm either.  A year is more representative for evaluating success than is a quarter. For the first time since 2010, 180’s NAV grew on an annual basis. 180 started the year at NAV of $2.34 and ended at $2.60. One could argue the increase in our NAV was because of a bull market. Our response to that is simple: we have had a rising market each of the last six years, and during that time we never grew our NAV.

In the fourth quarter, 180 announced that it led a $7.85 million round of financing in TheStreet, Inc. (NASDAQ:TST), which we believe has the potential to materially increase our NAV over the next 1-2 years. This financing included $4 million of capital from our balance sheet and $3.85 million raised from a family office and high-net-worth individuals through a fund formed and managed by 180.  The proceeds from this financing, along with cash from TST's balance sheet, were used to retire TST's preferred stock, which served as an overhang on TST's ability to build value for common stockholders.  In conjunction with this investment, 180 received the right to appoint a board seat that I currently occupy.

The TST transaction serves as a model for the type of ‘constructive activism’ we talk about when describing our investment process. We found a good company with a strong management team whose value was hindered by a capital structure problem. The turnaround at TST was already underway when we became interested in the company and its story. We worked with TST’s management and board to find a solution to its preferred stock overhang that provided benefits to all parties involved. We are pleased that it came together the way it did.  We have already rolled up our sleeves and are working to assist the company in creating value for all common shareholders. We believe TST is undervalued as it currently trades at less than 1x enterprise value to revenues. Given that 90 percent of TST’s revenues are recurring subscriptions, we would expect the business to trade at a minimum of twice that multiple based on comparable publicly traded companies. We are excited about TST’s prospects and look forward to updating you on our progress.

The TST transaction also affords us the opportunity to manage third-party capital, which provides 180 with income and the potential for additional returns on invested capital.  It also allows us to take advantage of opportunities for investment that would otherwise be difficult to complete solely from cash on our balance sheet. Consequently, this transaction embodies everything we aimed to accomplish when we changed our strategy to build our brand of constructive activism.

In previous communications, we have talked about our three key strategic imperatives: 1) reduce our cost structure, 2) grow our NAV, and 3) narrow the discount our stock trades relative to NAV. We will add a fourth as we think about 2018: more on that after we discuss our progress on our three 2017 imperatives.

1. EXPENSES

We have greatly reduced our operating expenses, which makes it easier to grow NAV than in years past. Over the last five years, our operating expenses, excluding stock-based compensation and interest on outstanding debt, averaged approximately $1.6 million per quarter. In 2016, our operating expenses, excluding stock-based compensation and interest on outstanding debt, averaged approximately $1.3 million per quarter. In 2017, our operating expenses, excluding stock-based compensation, one-time restructuring costs, and the year-end compensation pool and including sublease income, averaged approximately $730,000 per quarter. In other words, we have significantly reduced our on-going expense-related burn rate from 7.3% percent of net assets in 2016, to a run-rate of less than 4% of net assets.

We are aware that every dollar we spend is a dollar from the shareholders. Therefore, we are hawks when it comes to our cost structure. Over the past year, our professional fees declined 60% from $1.37 million to $550,000. Our administration and operations expenses declined 45% from $560,000 to $300,000. Our office in Montclair, New Jersey, costs $33,600 per year, or 89% less than the $300,000 per year for our old office space in New York City. All in all, as it relates to reducing our costs, we did what we said we would, and more.

We spoke last quarter about our compensation program for management.  In general, the objectives of the company’s compensation program are to align the interests of shareholders and employees; motivate and retain employees by providing market-competitive total compensation; and attract talented new employees in a competitive market. Our compensation committee analyzes how to balance these factors, but at the end of the day it is simple: the growth of 180’s value is the prerequisite for an end-of-year compensation pool. The compensation committee has designed this pool to reward both annual and persistent performance of individuals and the company. Our NAV last quarter included an accrual for a year-end compensation pool. The NAV reported for this quarter includes an additional accrual of $150,000 for a year-end compensation. All in, including the year-end compensation pool for 2017, our total compensation expenses, not including a stock-based compensation net benefit, still decreased as a portion of net assets from 3.3% in 2016 to 2.9% in 2017. A material portion of the year-end compensation pool will be deferred and only paid to members of management if their performance on board-defined metrics during the prior year are persistent over subsequent years. We care about performance over one year, but true success should only be measured over a longer period of time. We will only earn compensation beyond base salaries and benefits if shareholders win.  In 2017, we all won.

2. NET ASSET VALUE PER SHARE

Following last quarter’s nearly 10% increase in our NAV, our NAV declined 3.0% from $2.68 to $2.60 in the fourth quarter. As noted above, 84% of the decrease in our NAV ($0.067 per share) came from a decrease in the value of Adesto. A deeper dive into the quarter shows in total, our total public markets portfolio declined by $0.05 per share.

•
TheStreet rallied 34% in the quarter and increased our NAV by $0.04 per share. We note that the value of our unregistered shares of TheStreet included a discount for lack of marketability of 6.4% to the closing price of TST’s stock at the end of the year.

•
Synacor (NASDAQ:SYNC) declined 15% in the quarter after the company lowered expectations for the ramp up of revenues from the AT&T portal. Synacor trades at what we believe is an incomprehensible 0.35x enterprise value to estimated 2018 revenue. The company also has growing EBITDA. So, what is the problem? The issue is the company’s credibility with Wall Street; it currently has none. The company did a secondary offering in the spring of 2017 and made bold predictions for its revenue growth. Quite simply, they over-promised and under-delivered. Financial analysts reduced their financial expectations for 2018 and the share price has reset at lower levels. With lowered and more reasonable assumptions for forecasted revenues in 2018, we are hopeful the current trend in its stock price can be reversed. If the company focuses on cost control, we believe they should have double-digit EBITDA margins on current revenues. If they achieve double-digit EBITDA margins, the stock should be meaningfully higher.

•	Finally, Mersana (NASDAQ:MRSN) declined 5% in the quarter against general weakness in the biotech sector.

Combined, Synacor and Mersana reduced our NAV by $0.023 per share.

Our private portfolio companies decreased in value by $237,000, or slightly less than $0.01 per share. The largest sources of change in value during the quarter are discussed below.

•	AgBiome increased by $527,206 ($0.017 per share) due to an increase in the value of publicly traded comparable companies used to derive valuation.

•	Essential Health Solutions increased $418,735 (shade over $0.013 per share) for the same reason.

•
Produced Water Absorbents, our biggest decrease in value, declined by $839,343 ($0.027 per share.)  This decrease resulted primarily from the terms of additional capital the company needed to fund operations.

We continue to believe in the potential for our most mature companies, D-Wave Systems, Inc., AgBiome LLC, HZO, Inc. and Nanosys, Inc. There are other companies in the portfolio that also hold promise, however, these companies are in early stages of development and the timelines and potential exit values for these companies are highly uncertain.

The strategy of our company is to convert, at the highest value possible, our private portfolio into cash. Given our reduced operating expenses, we are in a much better position to determine when to realize value, rather than being forced to sell our positions to survive. We seek to use the returns from these investments for making new investments in publicly traded companies, or for distributions to shareholders in the form of dividends or share repurchases.  Finally, as it relates to our quarterly NAV change, our operating expenses net of investment and other income reduced our NAV by $0.02.

As for calendar year 2017, we achieved a nearly 11% increase ($0.26 per share) in our NAV.  More specifically, our public portfolio added $0.38 per share and our private portfolio added $0.03. Our operating expenses net of investment income were ($0.10) per share and we had ($0.05) per share in restructuring charges. We generated $12.0 million in growth from our public holdings on a starting value of $17.7 million (excluding warrants and including Mersana’s year-end 2016 valuation; Mersana completed an IPO June 2017) and achieved a 68% return on our public portfolio. Yes, it was a bull market, but by comparison, the Russell Microcap Value index total return was 15.1%. We generated nearly 4x the performance of our closest benchmark index.  As for our new strategy, it was successful, and our stock selection in 2017 was exceptional.

3. TURN/NAV; SUM OF THE PARTS

As of end of 2017, TURN’s common stock traded at 75.8% of our NAV. Our liquid assets, cash and other assets net of liabilities were worth $0.83 per share ($25.9 million). Our stock price was $1.97 per share. If we received 100% credit for the value of these assets net of liabilities, the market is ascribing a value of $1.14 per share ($35.5 million) of TURN’s stock price to our private portfolio. Given our private assets are valued by us at $55.2 million, the market is discounting the value of our private portfolio assets by 35.8%.  As we grow our cash and liquid securities, the discount our stock trades to NAV should narrow. At the beginning of 2016, our cash and liquid securities were 27.5% of our net assets. They are now 34.0%. In the beginning of the year our stock traded at 59% of our NAV. Today, that number is 76%.  That’s progress and illustrates why our strategy to focus on public companies was conducive to restoring value in our share price.

4. THINKING ABOUT 2018

In prior communications, we discussed strategic initiatives around managing third-party capital.  We are continuing to pursue a broker dealer license to expand our ability to raise capital for special purpose vehicles and other managed funds. We are aiming to have that license by the end of the second quarter. The success of efforts to raise capital are often related directly to the people who have extensive networks of potential investors. The broker dealer license will enable us to hire, and appropriately compensate, individuals involved in raising such capital. Having the broker dealer license will also enable us to raise capital for other entities, raise capital for our portfolio companies, and generate income for 180 from such efforts. Our investment in TheStreet was our first foray into managed funds. We want to do more. As a strategic priority for 2018, we will look to engage with other like-minded investors to see if there are partnerships available that could lead to launching new funds; managed and/or co-managed by 180. By the end of 2018, our goal is for 180 to have significantly more assets in managed products.

We had a down quarter but a good year. My hope when we started was to be able to show progress sooner rather than later. For the year, our NAV was up 11%.  Prior to that, one had to travel back to 2010 to find a year where our NAV increased. For the year, our share price was up 43%. The last time our share price was up for the year was 2009. While that’s hard to believe, it’s the stark reality of our past. Today, we are in a better place. The father of value investing, Benjamin Graham, explained the concept of voting and weighing machines. He said, in the short run, the market is like a voting machine --- it tallies up which firms are popular and unpopular. But in the long run, the market is like a weighing machine --- it assesses the substance of a company.  What matters the most for 180 is our underlying business performance over the long term; not the investing public’s fickle opinion about our prospects in the short run. Don’t get me wrong, we are thrilled our shareholders have benefited in our new strategy and the performance of our stock in 2017. We have bigger goals in mind for 180. We want 180 to be known as a prominent and dominant leader in our world of public company constructive activism. We will continue to strive for excellence in investment performance. We want to be known as game changers in helping businesses generate positive shareholder returns. The first year was good. We hope the next several years provide a step function in our success and additional value creation for shareholders.

Best Regards,
Kevin M. Rendino
Chairman and Chief Executive Officer
180 Degree Capital Corp.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017
ASSETS
Investments in portfolio securities, at value:
Unaffiliated privately held companies (cost: $13,142,865)	$16,020,749
Unaffiliated publicly traded securities (cost: $9,338,744)	7,901,351
Non-controlled affiliated privately held companies (cost: $40,602,027)	32,491,545
Non-controlled affiliated publicly traded securities (cost: $14,882,779)	16,363,789
Controlled affiliated privately held companies (cost: $19,404,908)	4,215,689
Equity method privately held company (adjusted cost basis: $256,622)	256,622
Unaffiliated rights to payments (adjusted cost basis: $548,998)	2,211,867
Cash	3,452,389
Restricted cash	46,151
Receivable from funds in escrow from sales of investments, at value	12,955
Receivable from portfolio companies and managed fund	40,752
Interest receivable	711,240
Prepaid expenses	236,451
Other assets	166,196
Total assets	$84,127,746
LIABILITIES & NET ASSETS
Post-retirement plan liabilities	$1,339,346
Accounts payable and accrued liabilities	1,447,545
Accrued severance	140,923
Deferred rent	98,818
Directors' fee payable	58,125
Total liabilities	$3,084,757
Commitments and contingencies (Note 11)
Net assets	$81,042,989
Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0
Common stock, $0.01 par value, 45,000,000 shares authorized; 34,623,341 issued	334,594
Additional paid in capital	134,038,475
Accumulated net investment loss	(5,211,751)
Accumulated net realized loss	(24,797,473)
Accumulated net unrealized depreciation of investments	(18,715,331)
Treasury stock, at cost 3,501,779 shares	(4,605,525)
Net assets	$81,042,989
Shares outstanding	31,121,562
Net asset value per outstanding share	$2.60

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2017
Income:
Interest from:
Unaffiliated companies-cash	$28,455
Unaffiliated companies-PIK	10,500
Non-controlled affiliated companies-cash	423,017
Non-controlled affiliated companies-PIK	57,223
Controlled affiliated companies-cash	30,457
Controlled affiliated companies-PIK	126,044
Cash and U.S. Treasury securities and other	9,012
Fees for providing managerial assistance to portfolio companies	241,306
Yield-enhancing fees on debt securities	158,856
Sub-lease income	134,892
Other income	10,161
Total income	1,229,923
Operating expenses:
Salaries and benefits	2,375,977
Administration and operations	306,662
Professional fees	547,940
Rent	257,003
Directors' fees and expenses	240,107
Insurance expense	237,309
Custody fees	31,571
Depreciation	23,391
Total operating expenses	4,019,960
Expenses related to restructure:
Severance	512,772
Loss on abandoned lease (Note 2)	144,138
Stock-based compensation (Note 7)	(190,347)
Professional fees	138,402
Disposal of fixed assets	94,592
Administration and operations	82,235
Directors' fees and expenses	60,833
Total expenses related to restructure	842,625
Total expenses	4,862,585
Income tax expense	12,853
Net investment loss	(3,645,515)
Net realized (loss) gain from investments:
Realized (loss) gain from investments:
Unaffiliated privately held companies	(184,653)
Unaffiliated publicly traded securities	1,955,611
Non-controlled affiliated privately held companies	(7,769,743)
Non-controlled affiliated publicly traded securities	(5,084,687)
Controlled affiliated privately held companies	(569,116)
Unaffiliated rights to payments	(232,865)
Net realized loss from investments	(11,885,453)
Realized gain from funds held in escrow	130,274
Net realized loss	(11,755,179)
Change in unrealized appreciation (depreciation) on investments:
Unaffiliated privately held companies	1,388,972
Unaffiliated publicly traded securities	1,043,706
Non-controlled affiliated privately held companies	8,020,420
Non-controlled affiliated publicly traded securities	14,035,935
Controlled affiliated privately held companies	483,283

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF OPERATIONS (CONTINUED)

Year Ended December 31, 2017
Unaffiliated rights to payments	(94,621)
Net change in unrealized appreciation on investments	$24,877,695
Net realized loss and change in unrealized appreciation on investments	13,122,516
Share of loss on equity method investment	(59,258)
Net increase in net assets resulting from operations	$9,417,743

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF CASH FLOWS

Year Ended December 31, 2017
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$9,417,743
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized loss from investments	11,885,453
Realized gain from funds held in escrow	(130,274)
Net change in unrealized appreciation on investments	(24,877,695)
Depreciation of fixed assets, amortization of premium or discount on U.S. government securities and prepaid assets and accretion of bridge note interest	(242,537)
Share of loss on equity method investee	59,258
Stock-based compensation expense	(190,347)
Amortization of prior service cost	(300,237)
Purchase of unaffiliated publicly traded securities	(5,737,212)
Purchase of non-controlled affiliated privately held portfolio companies	(949,804)
Purchase of non-controlled affiliated publicly traded securities	(4,891,794)
Purchase of controlled affiliated privately held portfolio companies	(2,425,000)
Purchase of equity method privately held company	(137,520)
Proceeds from sale of unaffiliated privately held companies	94,317
Proceeds from sale of unaffiliated publicly traded securities	3,705,597
Proceeds from sale of non-controlled affiliated privately held companies	528,813
Proceeds from sale of non-controlled affiliated publicly traded securities	1,817,917
Proceeds from sale of controlled affiliated privately held companies	160,885
Proceeds from funds held in escrow	234,295
Changes in assets and liabilities:
Increase in restricted cash	(46,151)
Increase in receivable from portfolio companies and managed fund	(40,752)
Increase in interest receivable	(420,654)
Decrease on prepaid expenses	7,600
Increase in other assets	(78,716)
Increase in post-retirement plan liabilities	70,323
Increase in accounts payable and accrued liabilities	570,413
Increase in accrued severance	140,923
Decrease in deferred rent	(121,485)
Increase in directors' fee payable	58,125
Net cash used in operating activities	(11,838,516)
Cash flows from investing activities:
Purchase of fixed assets	(5,390)
Proceeds from sale of fixed assets	2,156
Net cash used in investing activities	(3,234)
Cash flows from financing activities:
Payment of withholdings related to net settlement of restricted stock	(139,780)
Net cash used in financing activities	(139,780)
Net decrease in cash	(11,981,530)
Cash at beginning of the year	15,433,919
Cash at end of the year	$3,452,389
Supplemental disclosures of cash flow information:
Income taxes paid	$12,853
Restricted cash	46,151

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Changes in net assets from operations:
Net investment loss	$(3,645,515)	$(4,516,108)
Net realized loss	(11,755,179)	(8,075,175)
Net change in unrealized appreciation (depreciation) on investments	24,877,695	(3,683,822)
Share of loss on equity method investment	(59,258)	(91,255)
Net increase (decrease) in net assets resulting from operations	9,417,743	(16,366,360)
Changes in net assets from capital stock transactions:
Acquisition of vested restricted stock awards to pay required employee withholding tax	(139,780)	(39,691)
Stock-based compensation (benefit) expense	(190,347)	158,973
Net (decrease) increase in net assets resulting from capital stock transactions	(330,127)	119,282
Changes in net assets from accumulated other comprehensive loss:
Other comprehensive loss	(300,237)	(208,983)
Net decrease in net assets resulting from accumulated other comprehensive loss	(300,237)	(208,983)
Net increase (decrease) in net assets	8,787,379	(16,456,061)
Net Assets:
Beginning of the year	72,255,610	88,711,671
End of the year	$81,042,989	$72,255,610

Accumulated net investment loss	$(5,211,751)	$(5,139,783)

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. FINANCIAL HIGHLIGHTS

	Year Ended Dec. 31, 2017		Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Per Share Operating Performance
Net asset value per share, beginning of year	$2.34		$2.88	$3.51	$3.93	$4.13
Net investment loss*	(0.12)		(0.15)	(0.23)	(0.25)	(0.26)
Net realized (loss) gain from investments*	(0.38)		(0.26)	0.15	(0.16)	0.59
Net change in unrealized appreciation (depreciation) on investments and written call options*[1]	0.80		(0.12)	(0.56)	(0.02)	(0.58)
Share of loss on equity method investment*[2]	0.00		0.00	(0.01)	0.00	0.00
Total*	0.30		(0.53)	(0.65)	(0.43)	(0.25)
Net (decrease) increase as a result of stock-based compensation expense*[2]	(0.01)		0.01	0.03	0.03	0.04
Net increase as a result of purchase of treasury stock	0.00		0.00	0.01	0.00	0.00
Net decrease as a result of acquisition of vested restricted stock awards related to employee withholding[2]	(0.02)		(0.01)	(0.01)	(0.01)	(0.01)
Total (decrease) increase from capital stock transactions	(0.03)		0.00	0.03	0.02	0.03
Net (decrease) increase as a result of other comprehensive (loss) income*[2]	(0.01)		(0.01)	(0.01)	(0.01)	0.02
Net increase (decrease) in net asset value	0.26		(0.54)	(0.63)	(0.42)	(0.20)
Net asset value per share, end of year	$2.60		$2.34	$2.88	$3.51	$3.93
Stock price per share, end of year	$1.97		$1.38	$2.20	$2.95	$2.98
Total return based on stock price	42.75%		(37.27)%	(25.42)%	(1.01)%	(9.70)%

Supplemental Data:
Net assets, end of year	$81,042,989		$72,255,610	$88,711,671	$109,654,427	$122,701,575
Ratio of expenses, excluding taxes, to average net assets**	6.26%		7.88%	8.15%	7.14%	6.62%
Ratio of expenses, including taxes, to average net assets**	6.28%	[3]	7.89%	8.15%	7.15%	6.65%
Ratio of net investment loss to average net assets	(4.68)%		(5.64)%	(7.22)%	(6.70)%	(6.26)%
Average debt outstanding	$0		$4,590,164	$3,780,822	$0	$0
Average debt per share	$0.00		$0.15	$0.12	$0.00	$0.00
Portfolio turnover	8.83%		***	***	***	***
Number of shares outstanding, end of year	31,121,562		30,904,209	30,845,754	31,280,843	31,197,438

*Based on average shares outstanding.
**The Company has entered into an expense offsetting arrangement with one of its unaffiliated brokers relating to broker fees paid. The total broker fee charged to the Company was applied as a credit to fees charged by an affiliate of the unaffiliated broker who the Company subscribes to for data services billed during the year. The Company received an offset to expense totaling approximately $5,700 with that broker during the year.
***Prior to March 2017, the Company was a business development company investing primarily in privately held securities. Portfolio turnover was not a relevant indicator for such investments given that the Company did not generally pay brokerage fees on such investments.

1 Net unrealized losses include rounding adjustments to reconcile change in net asset value per share.
2 Amounts listed as zero are amounts calculated as less than $0.005.
3 Ratio of expenses, including taxes and excluding expenses related to restructuring, to average net assets for the year ended December 31, 2017 was 5.19%.

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
29.5% of net assets at value

Privately Held Companies (Illiquid) (3) -
19.8% of net assets at value

AutoTech Ventures Management I, LLC (4)(5)(6)
Venture capital investing in automotive-related companies		Asset Management & Custody Banks
LLC Interests (acquired 12/1/17)	(M) (L3)		$0	0	$0

D-Wave Systems, Inc. (4)(5)(7)		Technology Hardware, Storage & Peripherals
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		1,002,074	1,144,869	2,071,959
Series 1 Class C Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		487,804	450,450	832,384
Series 1 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		748,473	855,131	1,580,191
Series 1 Class E Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		248,049	269,280	519,061
Series 1 Class F Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		238,323	258,721	498,708
Series 1 Class H Convertible Preferred Stock (acquired 6/27/14)	(M) (L3)		909,088	460,866	1,207,745
Series 2 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		736,019	678,264	1,253,360
Series 2 Class E Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		659,493	513,900	1,036,886
Series 2 Class F Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		633,631	493,747	996,224
Warrants for Common Stock expiring 5/12/19 (acquired 5/12/14)	(M) (L3)		26,357	20,415	10,504
			5,689,311		10,007,022

Fleet Health Alliance, LLC (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16, no maturity date)	(M) (L3)		225,000	$225,000	225,000

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
29.5% of net assets at value (cont.)

Privately Held Companies (Illiquid) (3) -
19.8% of net assets at value (cont.)

Genome Profiling, LLC (4)		Life Sciences Tools & Services
Developing a platform to analyze and understand the epigenome
Unsecured Convertible Bridge Note, 8%, (acquired 8/4/16, maturing 8/4/19)	(M) (L3)		$230,000	$230,000	$230,000

Muses Labs, Inc. (4)		Life Sciences Tools & Services
Developing a data analytics platform for precision medicine
Unsecured Convertible Bridge Note, 5%, (acquired 5/25/16, maturing 3/31/18)	(I) (L3)		132,000	$132,000	132,000

Nanosys, Inc. (4)(5)		Specialty Chemicals
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I) (L3)		1,500,000	803,428	867,135
Series D Convertible Preferred Stock (acquired 11/7/05)	(I) (L3)		3,000,003	1,016,950	1,806,882
Series E Convertible Preferred Stock (acquired 8/13/10)	(I) (L3)		496,573	433,688	791,598
			4,996,576		3,465,615

NanoTerra, Inc. (4)(5)		Research & Consulting Services
Developing surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I) (L3)		69,168	4,462	215
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		35,403	47,508	76,077
			104,571		76,292

Petra Pharma Corporation (4)(5)(8)		Pharmaceuticals
Developing small molecule inhibitors for treatment of cancer and metabolic diseases
Series A Convertible Preferred Stock (acquired 12/23/15-10/27/16)	(I) (L3)		1,525,050	1,525,050	1,548,319

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
29.5% of net assets at value (cont.)

Privately Held Companies (Illiquid) (3) -
19.8% of net assets at value (cont.)

Phylagen, Inc. (4)		Research & Consulting Services
Developing technology to improve human health and business productivity
Secured Convertible Bridge Note, 5% PIK, (acquired 2/5/15, maturing 6/12/19)	(M) (L3)		$229,068	$200,000	$320,696
Secured Convertible Bridge Note, 5% PIK, (acquired 6/5/15, maturing 6/12/19)	(M) (L3)		11,289	$10,000	15,805
			240,357		336,501

Total Unaffiliated Privately Held Companies (cost: $13,142,865)					$16,020,749

Unaffiliated Publicly Traded Securities (9) -
9.7% of net assets at value

Champions Oncology, Inc. (5)		Life Sciences Tools & Services
Developing its TumorGraftTM platform for personalized medicine and drug development
Warrants for Common Stock expiring 1/28/19 (acquired 1/28/13)	(I) (L3)		$400	5,500	$4,245

Mersana Therapeutics, Inc. (5)		Biotechnology
Developing antibody drug conjugates for cancer therapy
Common Stock (acquired 7/27/12-6/28/17)	(M) (L1)		4,924,753	294,554	4,839,522

OpGen, Inc. (5)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 5/8/20 (acquired 5/5/15)	(M) (L2)		425,579	300,833	14,410
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		785	31,206	1,699
			426,364		16,109

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
29.5% of net assets at value (cont.)

Unaffiliated Publicly Traded Securities (9) -
9.7% of net assets at value (cont.)

Synacor, Inc. (5)(10)		Internet Software & Services
Providing technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Common Stock (acquired 4/6/17-9/19/17)	(M) (L1)		$3,672,646	1,180,200	$2,714,460

Miscellaneous Common Stocks (10)(11)			314,581		327,015

Total Unaffiliated Publicly Traded Securities (cost: $9,338,744)					$7,901,351

Total Investments in Unaffiliated Companies (cost: $22,481,609)					$23,922,100

Investments in Non-Controlled Affiliated Companies (2) -
60.3% of net assets at value

Privately Held Companies (Illiquid) (12) -
40.1% of net assets at value

ABSMaterials, Inc. (4)		Specialty Chemicals
Developing nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		$435,000	390,000	$64,160
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,217,644	1,037,751	527,055
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/18)	(M) (L3)		115,605	$100,000	115,605
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		26,529	$25,000	26,529
			1,794,778		733,349

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
60.3% of net assets at value (cont.)

Privately Held Companies (Illiquid) (12) -
40.1% of net assets at value (cont.)

AgBiome, LLC (4)(5)		Fertilizers & Agricultural Chemicals
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Stock (acquired 1/30/13)	(I) (L3)		$2,000,000	2,000,000	$8,583,935
Series A-2 Convertible Preferred Stock (acquired 4/9/13-10/15/13)	(I) (L3)		521,740	417,392	1,838,865
Series B Convertible Preferred Stock (acquired 8/7/15)	(I) (L3)		500,006	160,526	884,777
			3,021,746		11,307,577

EchoPixel, Inc. (4)		Health Care Equipment
Developing virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		1,250,000	4,194,630	945,726
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		500,000	1,476,668	337,930
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		350,000	1,471,577	412,209
			2,100,000		1,695,865

Ensemble Therapeutics Corporation (4)(5)(13)		Pharmaceuticals
Developed DNA-Programmed ChemistryTM for the discovery of new classes of therapeutics
Series B Convertible Preferred Stock (acquired 6/6/07)	(I) (L3)		2,000,000	1,449,275	0
Series B-1 Convertible Preferred Stock (acquired 4/21/14)	(I) (L3)		574,079	492,575	173,143
			2,574,079		173,143

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
60.3% of net assets at value (cont.)

Privately Held Companies (Illiquid) (12) -
40.1% of net assets at value (cont.)

Essential Health Solutions, Inc. (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I) (L3)		$20	200,000	$145,218
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	3,169,662
			2,750,020		3,314,880

HZO, Inc. (4)(5)		Semiconductor Equipment
Developing novel industrial coatings that protect electronics against damage from liquids
Common Stock (acquired 6/23/14)	(I) (L3)		666,667	405,729	473,896
Series I Convertible Preferred Stock (acquired 6/23/14)	(I) (L3)		5,709,835	2,266,894	4,074,569
Series II Convertible Preferred Stock (acquired 6/23/14-8/3/15)	(I) (L3)		2,500,006	674,638	1,571,541
Series II-A Convertible Preferred Stock (acquired 9/9/16)	(I) (L3)		226,070	69,053	188,810
Warrants for Series II-A Convertible Preferred Stock expiring 7/15/23 (acquired 7/15/16)	(I) (L3)		29,820	6,577	17,925
			9,132,398		6,326,741

Lodo Therapeutics Corporation (4)(5)		Pharmaceuticals
Developing and commercializing novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	658,190	777,896

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
60.3% of net assets at value (cont.)

Privately Held Companies (Illiquid) (12) -
40.1% of net assets at value (cont.)

NGX Bio, Inc. (4)		Research & Consulting Services
Developing translational genomics solutions
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(I) (L3)		$500,002	666,667	$721,539
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(I) (L3)		499,999	329,989	477,157
Series Seed 3 Convertible Preferred Stock (acquired 6/26/17)	(I) (L3)		686,329	666,001	769,258
			1,686,330		1,967,954

ORIG3N, Inc. (4)(8)		Health Care Technology
Developing precision medicine applications for induced pluripotent stems cells
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(I) (L3)		500,000	1,195,315	907,129
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(I) (L3)		1,500,000	1,364,666	1,305,499
Series A-2 Convertible Preferred Stock (acquired 5/11/17-8/18/17)	(I) (L3)		150,198	134,783	169,890
			2,150,198		2,382,518

Produced Water Absorbents, Inc. (4)(14)		Oil & Gas Equipment & Services
Providing integrated process separation solutions to the global oil and gas industries, enabling onsite treatment of produced and flowback water
Common Stock (acquired 4/30/16)	(M) (L3)		7,670,281	50,243,350	0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		65,250	450,000	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(M) (L3)		2,140,997	$2,533,766	357,407
			9,876,528		357,407

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
60.3% of net assets at value (cont.)

Privately Held Companies (Illiquid) (12) -
40.1% of net assets at value (cont.)

Senova Systems, Inc. (4)(5)(13)		Life Sciences Tools & Services
Developed next-generation sensors to measure pH
Series B-1 Convertible Preferred Stock (acquired 8/1/13-1/15/14)	(I) (L3)		$1,083,960	2,759,902	$0
Series C Convertible Preferred Stock (acquired 10/24/14-4/1/15)	(I) (L3)		1,208,287	1,611,049	0
Warrants for Series B Preferred Stock expiring 4/24/18 (acquired 4/24/13)	(I) (L3)		20,000	25,000	0
			2,312,247		0

TARA Biosystems, Inc. (4)		Life Sciences Tools & Services
Developing human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I) (L3)		20	2,000,000	651,642
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		2,545,493	6,878,572	2,802,573
			2,545,513		3,454,215

Total Non-Controlled Affiliated Privately Held Companies (cost: $40,602,027)					$32,491,545

Non-Controlled Affiliated Publicly Traded Securities (15) -
20.2% of net assets at value

Adesto Technologies Corporation (5)		Semiconductors
Developing low-power, high-performance memory devices
Common Stock (acquired 10/27/15)	(M) (L1)		$9,990,986	1,539,983	$9,932,890

TheStreet, Inc. (4)(5)(10)(16)(17)		Financial Exchanges & Data
Providing financial news and proprietary data to consumers and businesses
Common Stock (acquired 4/19/17-11/10/17)	(M) (L1)(L3)		4,891,793	4,636,363	6,387,423
Restricted Stock Units (acquired 11/10/17)	(M) (L3)		0	32,189	43,476
			4,891,793		6,430,899

Total Non-Controlled Affiliated Publicly Traded Securities (cost: $14,882,779)					$16,363,789

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Total Investments in Non-Controlled Affiliated Companies (cost: $55,484,806)					$48,855,334

Investments in Controlled Affiliated Companies (2) -
5.2% of net assets at value

Privately Held Companies (Illiquid) (18) -
5.2% of net assets at value

Black Silicon Holdings, Inc. (4)(13)(19)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		$750,000	233,499	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		890,000	2,966,667	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		2,445,000	4,207,537	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		1,169,561	1,892,836	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		1,171,316	1,674,030	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(I) (L3)		1,418,799	$1,278,453	288,759
			7,844,676		288,759

HALE.life Corporation (4)(8)(20)		Health Care Technology
Developing a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(M) (L3)		10	1,000,000	10
Series Seed Convertible Preferred Stock (acquired 3/28/17)	(M) (L3)		1,896,920	11,000,000	1,896,920
Unsecured Convertible Bridge Note, 0%, (acquired 3/28/17, no maturity date)	(M) (L3)		2,000,000	$2,000,000	2,000,000
			3,896,930		3,896,930

SynGlyco, Inc. (4)(13)		Specialty Chemicals
Developed synthetic carbohydrates for pharmaceutical applications
Common Stock (acquired 12/13/11)	(I) (L3)		2,729,817	57,463	0
Series A' Convertible Preferred Stock (acquired 12/13/11-6/7/12)	(I) (L3)		4,855,627	4,855,627	0
Secured Convertible Bridge Note, 8% PIK, (acquired 2/26/16, maturing 12/31/18)	(I) (L3)		77,858	$67,823	30,000
			7,663,302		30,000

Total Controlled Affiliated Privately Held Companies (cost: $19,404,908)					$4,215,689

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Total Investments in Controlled Affiliated Privately Held Companies (cost: $19,404,908)					$4,215,689

Total Investments in Privately Held Companies and Publicly Traded Securities (cost: $97,371,323)					$76,993,123

Investment in Equity Method Privately Held Company (21) -
0.3% of net assets at value

Privately Held Company (Illiquid) (21) -
0.3% of net assets at value

Accelerator IV-New York Corporation (4)(8)		Research & Consulting Services
Identifying and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-1/29/16)	(E) (L3)		$256,622	719,427	$256,622

Total Investment in Equity Method Privately Held Company (cost: $256,622)					$256,622

Total Investments (cost: $97,627,945)					$77,249,745

Derivative Investments

Unaffiliated Rights to Payments (Illiquid) (22) -
2.7% of net assets at value

Amgen, Inc. (4)(5)(23)		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11)	(I) (L3)		$548,998	$548,998	$2,211,867

Xenio Holdings, Inc. (4)(5)(24)		Technology Hardware, Storage & Peripherals
Rights to Payments from the Merger with Xenio Systems, Inc. (acquired 10/20/17)	(I) (L3)		0	$0	0

Total Unaffiliated Rights to Payments (cost: $548,988)					$2,211,867

Total Derivative Investments (cost: $548,998)					$2,211,867

Total Investments and Derivatives (cost: $98,176,943)					$79,461,612

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

Notes to Consolidated Schedule of Investments

(1)	See "Note 2. Summary of Significant Accounting Policies: Portfolio Investment Valuations" of the Notes to Consolidated Financial Statements.

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated privately held companies is $13,142,865. The gross unrealized appreciation based on the tax cost for these securities is $4,437,124. The gross unrealized depreciation based on the tax cost for these securities is $1,559,240.

(4)	We are subject to legal restrictions on the sale of our investment(s) in this company.

(5)	Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months are considered to be non-income producing.

(6)
We received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. We are not investors in AutoTech. The LLC interests have a capital percentage of 0 percent.

(7)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave through Parallel Universes, Inc., a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation. See "Note 2. Summary of Significant Accounting Policies."

(8)	See "Note 11. Commitments and Contingencies" of the Notes to Consolidated Financial Statements.

(9)
The aggregate cost for federal income tax purposes of investments in unaffiliated publicly traded securities is $9,338,744. The gross unrealized appreciation based on the tax cost for these securities is $16,279. The gross unrealized depreciation based on the tax cost for these securities is $1,453,672.

(10)	Initial investment was made in 2017.

(11)	The identities of these securities have been concealed to protect the Company while it completes a purchase or selling program for these securities.

(12)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated privately held companies is $40,602,027. The gross unrealized appreciation based on the tax cost for these securities is $10,393,043. The gross unrealized depreciation based on the tax cost for these securities is $18,503,525.

(13)	Represents a non-operating entity that exists to collect future payments from licenses or other engagements and/or monetize assets for future distributions to investors and debt holders.

(14)	Produced Water Absorbents, Inc., also does business as ProSep, Inc.

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2017

(15)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated publicly traded securities is $14,882,779. The gross unrealized appreciation based on the tax cost for these securities is $1,539,106. The gross unrealized depreciation based on the tax cost for these securities is $58,096.

(16)
We purchased 1,000,000 shares of common stock of TheStreet, Inc. ("TST") in open market transactions between April and July 2017 that are unrestricted as of December 31, 2017. We purchased 3,636,363 unregistered shares of TST's common stock on November 10, 2017, in a private placement transaction. These unregistered shares were subject to restrictions on transfer pursuant to federal securities laws until the earlier of May 9, 2018, or when such shares are registered with the Securities and Exchange Commission. On January 26, 2018, TheStreet, Inc. ("TST"), filed a registration statement on Form S-3 with the SEC to register these shares. This registration statement was deemed effective by the SEC on February 5, 2018.

(17)
The restricted stock units were issued to Kevin Rendino for service on the Board of Directors of TST. Mr. Rendino entered into an assignment and assumption agreement with us that transfers all beneficial and voting interest to us.

(18)
The aggregate cost for federal income tax purposes of investments in controlled affiliated privately held companies is $19,404,908. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $15,189,219.

(19)
On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx were converted into securities of Black Silicon Holdings.  SiOnyx was then acquired by an undisclosed buyer.  Black Silicon Holdings owns a profit interest in the undisclosed buyer.

(20)	In 2017, Interome, Inc., changed its name to HALE.life Corporation.

(21)
The aggregate cost for federal income tax purposes of investments in our equity method privately held company is $256,622. Under the equity method, investments are carried at cost, plus or minus the company's equity in the increases and decreases in the investee's net assets after the date of acquisition and certain other adjustments. The Company owns approximately 9 percent of Accelerator IV-New York Corporation.

(22)
The aggregate cost for federal income tax purposes of investments in unaffiliated rights to payments is $548,998. The gross unrealized appreciation based on the tax cost for these securities is $1,662,869. The gross unrealized depreciation based on the tax cost for these securities is $0.

(23)	If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(24)
In October 2017, Xenio Systems, Inc., merged with Xenio Holdings, Inc. In conjunction with this merger, all common stock of Xenio Systems, Inc., was canceled and shareholders were granted a right to a future payment in the event of a sale of Xenio Holdings, Inc. The maximum amount we could receive from such payments is approximately $11,000. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

The accompanying notes to consolidated financial statements are an integral part of these consolidated financial statements.

180 DEGREE CAPTIAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. THE COMPANY

180 Degree Capital Corp. (f/k/a Harris & Harris Group, Inc.) (the "Company," "us," "our" and "we"), withdrew its election to be treated as a business development company on March 30, 2017, and subsequently returned to its historical status as a registered non-diversified closed-end management investment company ("Closed-End Fund" or "CEF") under the Investment Company Act of 1940 (the "1940 Act"). We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

H&H Ventures Management, Inc.SM ("Ventures") is a 100 percent owned subsidiary of the Company. Ventures is taxed under Subchapter C (a "C Corporation") of the Internal Revenue Code of 1986 (the "Code"). Harris Partners I, L.P, is a limited partnership and, from time to time, may be used to hold certain interests in our portfolio companies. The partners of Harris Partners I, L.P., are Ventures (sole general partner) and the Company (sole limited partner). Ventures pays taxes on income generated by its operations as well as on any non-passive investment income generated by Harris Partners I, L.P. For the year ended December 31, 2017, there was no non-passive investment income generated by Harris Partners I, L.P. Ventures, as the sole general partner, consolidates Harris Partners I, L.P. The Company consolidates Ventures for financial reporting purposes.

The Company is the Managing Member of H&H Co-Investment Partners, LLC, a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in its private portfolio companies. As of December 31, 2017, H&H Co-Investment Partners did not have any capital under management. The Company is also the Managing Member of 180 Degree Capital Management, LLC ("180CM"), a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in its publicly traded portfolio companies. As of December 31, 2017, we had $3.85 million in capital under management in one fund, TheStreet SPV Series - a Series of 180 Degree Capital Management, LLC ("TST SPV").

The Company receives management fees and carried interest on profits generated on invested capital from any capital under management if and when capital is raised and if and when profits are realized, respectively. The Company does not consolidate the operations of any capital managed in separate series of 180CM and it does not expect to consolidate the operations of any capital managed in separate series of H&H Co-Investment Partners, if and when it has capital under management.

180 Degree Capital BD, LLC ("180BD") is a 100 percent owned subsidiary of the Company. 180BD was formed to provide services to the Company related to fundraising for co-investment funds and not for investment returns. 180BD is currently in registration with the Financial Industry Regulatory Authority ("FINRA") to obtain a broker-dealer license. The Company consolidates 180BD for financial reporting purposes. 180BD is currently a disregarded entity for tax purposes under the Code.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the US ("GAAP") and include the accounts of the Company and its wholly owned subsidiary. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification 946. In accordance with GAAP and Regulation S-X under 17 C.F.R. Part 210, the Company may only consolidate its interests in investment company subsidiaries and controlled operating companies whose business consists of providing services to the Company. Our wholly owned subsidiaries, Ventures and 180BD, are controlled operating companies that provide services to us and are, therefore, consolidated. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of our investments.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission ("SEC") and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements and Disclosures," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•
Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.

•
Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•
Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•
Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

As of December 31, 2017, our financial statements include investments fair valued by the Board of Directors of $59,941,103 and one investment valued under the equity method at $256,622. The fair values and equity method value were determined in good faith by, or under the direction of, the Board of Directors. The fair value amount includes the values of our privately held investments as well as our restricted common stock and restricted stock units of TheStreet, Inc., and our warrants of Champions Oncology, Inc. and OpGen, Inc., which are all publicly traded companies. Our investment in Accelerator IV-New York Corporation is accounted for under the equity method of accounting as it represents non-controlling interest in operating entities that provide investment advisory services to the Company. Under the equity method, investments are carried at cost, plus or minus the Company’s equity in the increases and decreases in the investee’s net assets after the date of acquisition and certain other adjustments. The Company’s share of the net income or loss of the investee is included in "Share of loss on equity method investment" on the Company’s Consolidated Statement of Operations. Upon sale of investments, the values that are ultimately realized may be different from the fair value presented in the Company's financial statements. The difference could be material.

Cash. Cash includes demand deposits. Cash is carried at cost, which approximates fair value.

Restricted Cash. At December 31, 2017, we held $46,151 in "Restricted cash", as security deposits for a sub-lease. These funds are not considered part of operating cash of the Company.

Unaffiliated Rights to Payments. At December 31, 2017, the outstanding potential milestone payments from Amgen, Inc.’s acquisition of BioVex Group, Inc., were valued at $2,211,867. The milestone payments are derivatives and valued using the probability-adjusted, present value of proceeds from future payments that would be due upon successful completion of certain regulatory and sales milestones.

At December 31, 2017, the outstanding potential rights to payments from Xenio Holdings, Inc.'s merger with Xenio Systems, Inc., were valued at $0.

Prepaid Expenses. We include prepaid insurance premiums and deferred financing charges in "Prepaid expenses." Prepaid insurance premiums are recognized over the term of the insurance contract and are included in "Insurance expense" in the Consolidated Statement of Operations.

Property and Equipment. Property and equipment are included in "Other assets" and are carried at $199,520 at December 31, 2017, representing cost, less accumulated depreciation of $178,251. Depreciation is provided using the straight-line method over the estimated useful lives of the property and equipment. We estimate the useful lives to be five to ten years for furniture and fixtures, and three years for computer equipment.

Post-Retirement Plan Liabilities. Until it was terminated on April 27, 2017, the Company provided a Retiree Medical Benefit Plan for employees who met certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. The net periodic post-retirement benefit cost for the year includes service cost for the year and interest on the accumulated post-retirement benefit obligation. Unrecognized actuarial gains and losses are recognized as net periodic benefit cost, pursuant to the Company's historical accounting policy in "Salaries and benefits" in the Consolidated Statement of Operations. The impact of plan amendments was amortized over the employee's average service period as a reduction of net periodic benefit cost. Unamortized prior service cost was fully amortized during the year as a result of the termination of the Retiree Medical Benefit Plan, which is also recorded in "Salaries and benefits".

Interest Income Recognition. Interest income, including amortization of premium and accretion of discount, is recorded on an accrual basis. When accrued interest is determined not to be recoverable, the Company ceases accruing interest and writes off any previously accrued interest. Securities are deemed to be non-income producing if investments have not paid dividends or interest within the last 12 months. Write-offs are netted in interest income. During the year ended December 31, 2017, the Company earned $432,029 in cash interest on senior secured debt, secured and unsecured convertible bridge notes and interest-bearing accounts. During the year ended December 31, 2017, the Company recorded, on a net basis, $58,912 of bridge note cash interest. During the year ended December 31, 2017, the Company recorded, on a net basis, $193,767 of bridge note PIK interest.

Yield-Enhancing Fees on Debt Securities. Yield-enhancing fees received in connection with our non-convertible debt investments are deferred. The unearned fee income is accreted into income based on the effective interest method over the life of the investment. During the year ended December 31, 2017, total yield-enhancing fees accreted into investment income was $158,856.

Fees for Providing Managerial Assistance to Portfolio Companies. During the year ended December 31, 2017, the Company earned income of $241,306 owing to certain of its employees providing managerial assistance to certain portfolio companies. Earned income totaling $218,750 during the year was primarily from HALE.life Corporation (f/k/a Interome, Inc.).

Fees were also received from certain other portfolio companies during the year, including Essential Health Solutions, Inc., Fleet Health Alliance, LLC, Muses Labs, Inc., and TheStreet, Inc.

Management Fees and Carried Interest from Managed Fund. As of December 31, 2017, the Company managed $3.85 million of external capital as the investment manager of TST SPV. The Company receives management fees for its services as investment manager that are earned and accrued from the date of inception of the fund, November 10, 2017, through the date of liquidation of the fund. These management fees will be paid to us upon liquidation of the fund regardless of the performance of the fund. The accrued management fees as of December 31, 2017, were $7,161. Management fee income is recorded in "Other income" in the accompanying Consolidated Statement of Operations.

As Managing Member of TST SPV, we are entitled to carried interest on profits generated on the managed capital. If TST SPV were liquidated as of December 31, 2017, we would receive approximately $110,000. We do not include accruals for carried interest in our financial statements until such carried interest is received and/or the possibility of reversal of such accrual is not probable. We assessed the possibility of a reversal of such accrual as probable as of December 31, 2017, and therefore do not include such accrual in our financial statements as of that date.

Stock-Based Compensation. Until its termination on March 27, 2017, the Company had a stock-based employee compensation plan. The Company accounted for the Amended and Restated 180 Degree Capital Corp. 2012 Equity Incentive Plan (the "Stock Plan") by recording the grant date fair value of all share-based payments to employees, including the fair value of grants of employee stock options and restricted stock awards, as an expense in the Consolidated Statement of Operations over the vesting period with a corresponding increase (decrease) to our additional paid-in capital. For the year ended December 31, 2017, due to the forfeiture of certain share based awards, (see Note 7. Stock-Based Compensation), there was a decrease to operating expenses in respect of stock based compensation. This decrease to our operating expenses was offset by the decrease to our additional paid-in capital, resulting in no net impact to our net asset value. Additionally, the Company did not record the potential tax benefits associated with the expensing of stock options or restricted stock because the Company currently intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code, and the deduction attributable to such expensing, therefore, is unlikely to provide any additional tax savings. The amount of non-cash, stock-based compensation expense recognized in the Consolidated Statement of Operations is based on the grant date fair value of the awards, recognized over the vesting period on a straight-line basis for each award, and adjusted for actual awards vested and pre-vesting forfeitures. See Note 7 for further discussion.

In March 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2016-09, "Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting." ASU 2016-09 simplifies various aspects of the accounting for share-based payments. The simplifications include, among others, allowing entities to withhold shares to satisfy the employer’s statutory tax withholding requirement up to the highest marginal tax rate applicable to employees rather than the employer’s minimum statutory rate without requiring liability classification for the award, modifying the requirement to estimate the number of awards that will ultimately vest by providing an accounting policy election to either estimate the number of forfeitures or recognize forfeitures as they occur; and changing certain presentation requirements in the statement of cash flows, including requiring the cash paid to taxing authorities arising from withheld shares to be classified as a financing activity. ASU 2016-09 was effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods.

The Company adopted ASU 2016-09 as of January 1, 2017. In connection with the adoption, the Company elected  as an accounting policy to record forfeitures as they occur. The adoption of this standard did not have a material impact on the Company’s Consolidated Financial Statements.

Severance Expense and Other Related Restructure Expenses. Following the receipt of authorization from its shareholders, the Company filed the required forms and completed its transition from a business development company to a CEF on March 30, 2017. The Company also completed a reduction in number of employees and moved its offices from New York, New York, to Montclair, New Jersey, as is discussed in more detail below. Certain costs associated with these transitions are accounted for and shown as "Expenses related to restructure" in the accompanying Consolidated Statement of Operations.

Rent Expense and Sub-lease Income. Our lease at 1450 Broadway, New York, New York, commenced on January 21, 2010. The lease expires on December 31, 2019. The base rent is $36 per square foot with a 2.5 percent increase per year over the 10 years of the lease, subject to a full abatement of rent for four months and a rent credit for six months throughout the lease term. We apply these rent abatements, credits, escalations and landlord payments on a straight-line basis in the determination of rent expense over the lease term.

On June 9, 2017, we entered into a sub-lease for our office space in New York that began on June 15, 2017, and extends through the remainder of our lease term, through December 31, 2019. The base rent is $37 per square foot with a 3 percent increase per year, subject to an abatement of rent and a rent credit to the sub-lessee for 3.9 months. We apply the rent abatement and credit on a straight-line basis in the determination of rental income over the sub-lease term. The difference between the total rental income under the sub-lease and the total rent due to our landlord is a shortfall of $139,778, plus the maximum of our portion of the property tax expense escalation through the end of the lease term of $73,720 and the reversal of leasehold improvement amortization of $69,360, equals $144,138, which is recorded as "Loss on abandoned lease" under expenses related to restructure in the accompanying Consolidated Statement of Operations.

During the year ended December 31, 2017, the Company earned rental income of $134,892, from the sub-lease of our office space in New York, which is recorded as "Sub-lease income"under investment income in the accompanying Consolidated Statement of Operations.

We currently lease and run our daily operations in approximately 1,250 square feet of office space in Montclair, New Jersey, on a month-to-month basis. The base rent is approximately $26 per square foot. Either the Company or the landlord may terminate the lease at any time with two months' written notice to either party.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gains and losses on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes. As we currently intend to qualify as a RIC in future years and distribute any ordinary income, the Company does not accrue for income taxes. The Company has capital loss carryforwards that can be used to offset net realized capital gains. The Company recognizes interest and penalties in income tax expense. We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Ventures, which is a C corporation. See Note 10. Income Taxes for further discussion.

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate the portion of the results of operations that arises from changes in foreign currency rates on investments held on its Consolidated Statement of Operations.

Securities Transactions. Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale and incurs the obligation to pay for the securities purchased or to deliver the securities sold.

Concentration of Credit Risk. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in depository accounts may exceed the Federal Deposit Insurance Corporation's insured limit and is subject to the credit risk of such institutions to the extent it exceeds such limit.

Concentration of Investor Risk. As of December 31, 2017, two investors, Ariel Investments, LLC and Financial Consulate Inc., owned approximately 16.8 percent and 5.3 percent, respectively, of our outstanding shares.

Recent Accounting Pronouncements. On March 10, 2017, the FASB issued ASU 2017-7, "Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit Cost." This ASU covers disclosure requirement for service cost components related to pension and post-retirement benefit costs. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted. While the Company terminated its Retiree Medical Benefit Plan on April 27, 2017, certain former eligible employees were grandfathered and receive benefits under the plan. Upon termination, all unrecognized prior service cost/(income) was recognized. As the ASU covers disclosure requirements, the Company does not expect that it will have a material impact on its Consolidated Financial Statements.

On August 26, 2016 and November 17, 2016, the FASB issued ASU 2016-15, "Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments" and ASU 2016-18, "Statement of Cash Flows (Topic 230): Restricted Cash" , respectively. These ASUs are intended to reduce diversity in practice in how certain transactions and restricted cash are classified and presented in the statement of cash flows. ASU 2016-15 will affect how distributions received from equity method investees and ASU 2016-18 will affect the presentation of restricted cash in the statement of cash flows will be reported. The guidances will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted. The Company discloses the amount and the nature of restricted cash in its application of ASU 2016-18. The Company does not expect that it will have a material impact on its Consolidated Financial Statements as activity from the equity method investee has been and will be appropriately disclosed.

On June 16, 2016, the FASB issued ASU 2016-13, "Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments." This ASU is intended to introduce new guidance for the accounting for credit losses on instruments within scope based on an estimate of current expected credit losses. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The ASU will impact amounts included in "Interest receivable" on the Consolidated Statement of Assets and Liabilities. The impact of this ASU on the Company's Consolidated Financial Statements is currently being evaluated.

On February 25, 2016, the FASB issued ASU 2016-02, "Leases" (Topic 842). This ASU revises the accounting for leases. Under the new guidance, lessees are required to recognize a right-of-use asset and a lease liability for all leases. The new guidance will continue to classify leases as either financing or operating, with classification affecting the pattern of expense recognition. The accounting applied by a lessor under the new guidance will be substantially equivalent to current lease accounting guidance. This ASU is required to be applied with a modified retrospective approach to each prior reporting period presented and provides for certain practical expedients. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. The Company has two leases and adoption will be determined based on the remaining term of the leases in comparison to effective date of the ASU. The impact of this ASU on the Company's Consolidated Financial Statements is currently being evaluated.

On May 28, 2014, the FASB and the International Accounting Standards Board ("IASB") issued ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)," their final converged standard on revenue recognition. This ASU provides a single, comprehensive revenue recognition model for all contracts with customers and supersedes current revenue recognition guidance. The guidance contains principles that an entity will apply to determine the measurement of revenue and timing of when it is recognized. The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. This ASU also includes enhanced disclosures that are significantly more comprehensive than those in existing revenue standards. This ASU, as amended, is applicable for most entities starting in 2018. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, and permits early adoption a year earlier (that is, for annual periods beginning after December 15, 2016). The guidance allows entities to apply the guidance retrospectively using any combination of several optional practical expedients. Alternatively, the guidance allows entities to recognize the cumulative effect of initially applying the guidance as an opening balance sheet adjustment to equity in the period of initial application. This approach must be supplemented by additional disclosures. The Company generates management fees and carried interest from the management of capital in funds and special purpose vehicles. The recognition of this revenue in the Company's financial statements is covered by this ASU. The Company's revenue recognition policies are substantially similar to those prescribed by the ASU. Neither the accounting nor required disclosure impact of this ASU are expected not to have a material impact on the Company's Consolidated Financial Statements.

NOTE 3. BUSINESS RISKS AND UNCERTAINTIES

Our business activities contain elements of risk. We consider the principal types of market risk to be valuation risk, diversification risk, interest rate risk and foreign currency risk. Although we are risk-seeking rather than risk-averse in our investments, we consider the management of risk to be essential to our business.

Valuation Risk

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which market quotations are readily available and (ii) fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. (See Note 2 contained in Item 1. Report to Shareholders.)

We have historically invested primarily in privately held companies, the securities of which are inherently illiquid. We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded investments account for approximately 30 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes, which may restrict our ability to sell our positions and prices can be volatile. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies initially go public. Many of our privately held and publicly traded businesses tend to not have attained profitability, and many of these businesses also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 73 percent of the portion of our portfolio that was fair valued was comprised of securities of 24 privately held companies, as well as our restricted common stock and restricted stock units of TheStreet, Inc., and our warrants of Champions Oncology, Inc. and OpGen, Inc., which are all publicly traded companies. Approximately 0.3 percent of the portion of our equity-focused portfolio that was valued according to the equity method was comprised of one privately held company. Because there is typically no public or readily ascertainable market for our interests in the small privately held companies in which we invest, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Any changes in valuation are recorded in our Consolidated Statement of Operations as "Change in unrealized appreciation (depreciation) on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of December 31, 2017 our largest 10 investments by value accounted for approximately 75 percent of the value of our investment portfolio. Our largest three investments, by value, AgBiome, LLC, D-Wave Systems, Inc., and Adesto Technologies Corporation, accounted for approximately 13 percent, 12 percent and 12 percent, respectively, of our equity-focused portfolio at December 31, 2017. AgBiome, LLC, D-Wave Systems, Inc., are privately held portfolio companies, and Adesto Technologies Corporation is a publicly traded company.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt may be an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the valuation date of measurement of value. While we do not currently have any investments in debt securities with floating interest rates, investment income in such securities should we acquire them in the future could be adversely affected by changes in interest rates.

Foreign Currency Risk

Most of our investments are denominated in U.S. dollars, based on country of issuer. We currently have one investment denominated in Canadian dollars. We are exposed to foreign currency risk related to potential changes in foreign currency exchange rates pertaining to this investment. The potential loss in fair value on this investment resulting from a 10 percent adverse change in quoted foreign currency exchange rates is $488,878 at December 31, 2017. We do not currently hedge our exposure to fluctuations in currencies.

NOTE 4. FAIR VALUE OF INVESTMENTS

At December 31, 2017, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	December 31, 2017

Privately Held Portfolio Companies:

Preferred Stock	$0	$0	$47,610,695	$47,610,695
Bridge Notes	0	0	3,384,394	3,384,394
Common Stock	0	0	1,270,766	1,270,766
Warrants	0	0	104,721	104,721
Senior Secured Debt	0	0	357,407	357,407
LLC Interests	0	0	0	0

Publicly Traded Portfolio Companies:

Common Stock	$19,263,887	$0	$4,937,423	$24,201,310
Warrants	0	14,410	5,944	20,354
Restricted Stock Units	0	0	43,476	43,476

Total Investments:	$19,263,887	$14,410	$57,714,826	$76,993,123

Derivative Investments:

Rights to Payments	$0	$0	$2,211,867	$2,211,867

Total Financial Assets:	$19,263,887	$14,410	$59,926,693	$79,204,990

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Fair Value as of 12/31/2017	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Probability of Achieving Independent Milestones	0.0% - 25.0% (25.0%)
			Probability of Achieving Dependent Milestones	0.0% - 85.3% (59.4%)
			Price Per Share	$0.00 - $3.71 ($2.13)
			Public Comparable Adjustment (Including Non-Performance Risk)	-67.7% - 73.7% (55.0%)
			Volatility	45.1% - 104.0% (60.1%)
Preferred Stock	$35,717,257	Income Approach	Time to Exit / Cash Flows (Years)	2.0 - 9.0 (5.21)
Preferred Stock	11,893,438	Market Approach	Price Per Share	$0.172 - $1.950 ($1.667)
Bridge Notes	450,759	Income Approach	Estimated Value to Cost Ratio at Payout	0.20 - 1.00 (0.45)
Bridge Notes	2,933,635	Market Approach	Estimated Value to Cost Ratio at Conversion	1.00 - 1.58 (1.05)
			Discount for Lack of Marketability	20.6% (20.6%)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% - 20.4% (20.4%)
			Volatility	45.1% - 81.1% (67.7%)
			Time to Exit (Years)	5.0 - 7.0 (5.2)
Common Stock	1,270,756	Income Approach	Price Per Share	$0.00 - $3.71 ($1.70)
			Volatility	44.0% - 58.6% (44.0%)
			Revenue Multiples	1.5 (1.5)
			Time to Exit (Years)	0.4 - 1.0 (0.4)
			Discount for Lack of Marketability	6.4% - 13.7% (6.4%)
Common Stock	4,937,433	Market Approach	Price Per Share	$0.00001 ($0.00001)
			Price Per Share	$0.00 - $3.88 ($2.76)
			Volatility	56.1% - 90.8% (57.1%)
Warrants	100,161	Income Approach	Time to Exit (Years)	1.1 - 7.1 (4.76)
Warrants	10,504	Market Approach	Price Per Share	$0.00 - $0.51 ($0.51)
			Revenue Multiple	1.5x (1.5x)
			Exit Date	1.0 (1.0)
			Volatility Rate	58.6% (58.6%)
Senior Secured Debt	357,407	Market Approach	Discount for Lack of Marketability	13.7% (13.7%)
LLC Interests	0	Income Approach	Estimated Distributable Profits	$0 ($0)
			Discount for Lack of Marketability	6.9% (6.9%)
			Volatility	44.0% (44.0%)
Restricted Stock Units	43,476	Market Approach	Time to Exit	0.4 (0.4)
			Probability of Achieving Independent Milestones	0% - 75% (75%)
			Probability of Achieving Dependent Milestones	0% - 75% (51%)
Rights to Payments	2,211,867	Income Approach	Time to Cash Flows (Years)	0.0 - 7.0 (4.2)

Total	$59,926,693

(a) Weighted average based on fair value at December 31, 2017.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock

Preferred stock, preferred units, LLC interests, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 preferred stock, bridge note and private common stock investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock."

Rights to Payments

Rights to payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from Xenio Holdings, Inc., that merged with one of our former portfolio companies, Xenio Systems, Inc. in the event of a sale of Xenio Holdings, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Senior Secured Debt

We currently hold investments in senior secured debt securities. We value these securities using an income and market approaches. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For debt investments, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment. The market approach distributes an estimated value of the entity through the liquidation waterfall to derive value. Common inputs for valuing by the market approach include: multiples of publicly traded comparable companies, time to expected return/exit, discounts for lack of marketability and probability weighted expected return models.

Changes in Valuation Approaches

During the year ending December 31, 2017, the following changes in valuation methodology occurred since the filing of our annual financial statements on Form 10-K as of December 31, 2016:

•
We changed the valuation methodology of our debt security of Muses Labs, Inc., from the market approach to the income approach owing to the decision to seek repayment of the debt rather than having it convert into equity securities of the company.

•
We changed the valuation methodology of our securities of Mersana Therapeutics, Inc., from the hybrid approach to the market approach owing to the company completing an initial public offering in June 2017.

•
We changed the valuation methodology of our securities of Nanosys, Inc., from the market approach to the income approach owing to a round of financing that became the primary input to determining value.

•
We changed the valuation methodology of our securities of D-Wave Systems, Inc. from the hybrid approach to the market approach owing to a secondary market transaction that became the primary input to determining value.

•
We changed the valuation methodology of our securities of Produced Water Absorbents, Inc., from the income approach to the market approach owing to changes in the inputs used to derive value, particularly related to the estimated time to exit.

The following chart shows the components of change in the financial assets categorized as Level 3 for the year ended December 31, 2017.

	Beginning Balance 1/1/2017	Total Realized (Losses) Gains Included in Changes in Net Assets		Transfers		Total Unrealized Appreciation (Depreciation) Included in Changes in Net Assets	Investments in Portfolio Companies, Interest on Bridge Notes, and Amortization of Loan Fees, Net	Disposals and Settlements	Ending Balance 12/31/2017	Amount of Total Appreciation (Depreciation) for the year Included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date

Preferred Stock	$41,527,287	$(5,891,564)	[1]	$2,995,144	[5]	$8,683,398	$824,805	$(528,375)	$47,610,695	$2,369,134

Bridge Notes	5,951,657	(2,016,194)	[2]	(5,067,479)	[5]	1,884,371	2,737,241	(105,202)	3,384,394	(81,137)

Common Stock	2,188,455	(484,216)	[3]	(718,414)	[6]	1,222,803	3,999,999	(438)	6,208,189	923,240

Warrants	197,128	(549,355)	[3]	0		462,892	0	0	110,665	(57,682)

Senior Secured Debt	1,242,700	0		0		(1,044,149)	158,856	0	357,407	(1,044,149)

LLC Interests	0	0		0		0	0	0	0	0

Restricted Stock Units	0	0		0		43,476	0	0	43,476	43,476

Rights to Payments	2,539,353	(232,865)	[3]	0		(94,621)	0	0	2,211,867	(93,372)

Funds Held in Escrow From Sales of Investments	116,978	130,274	[4]	0		(12,957)	0	(234,295)	0	0

Total	$53,763,558	$(9,043,920)		$(2,790,749)		$11,145,213	$7,720,901	$(868,310)	$59,926,693	$2,059,510

1 Represents a gross realized losses of $6,314,264, net of gross realized gains of $422,700.
2 Represents a gross realized losses of $2,017,079, net of gross realized gains of $885.
3 Represents a gross realized loss.
4 Represents a gross realized gain.
5 Transfers among asset classes are owing to conversions or exercises at financing events. These do not represent transfers in or out of Level 3.
6 The transfer out of "Common Stock" Level 3 to Level 1 was owing to Mersana Therapeutics, Inc. completing an initial public offering and the expiration of the Rule 144 restriction period of shares and shares becoming freely tradable.

NOTE 5. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of December 31, 2017.

Industry	Value as of December 31, 2017	% of Net Assets	Value as of December 31, 2017	% of Net Assets
Asset Management & Custody Banks			$0	0.0%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			7,067,498	8.7%
Unaffiliated Portfolio Companies	7,067,498	8.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			327,015	0.4%
Unaffiliated Portfolio Companies	327,015	0.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			11,307,577	14.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	11,307,577	14.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Financial Exchanges & Data			6,430,899	7.9%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	6,430,899	7.9%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			1,695,865	2.1%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,695,865	2.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			9,819,328	12.1%
Unaffiliated Portfolio Companies	225,000	0.3%
Non-Controlled Affiliated Portfolio Companies	5,697,398	7.0%
Controlled Affiliated Portfolio Companies	3,896,930	4.8%
Internet Software & Services			2,714,460	3.3%
Unaffiliated Portfolio Companies	2,714,460	3.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Life Sciences Tools & Services			3,820,460	4.7%
Unaffiliated Portfolio Companies	366,245	0.4%
Non-Controlled Affiliated Portfolio Companies	3,454,215	4.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Oil & Gas Equipment & Services			357,407	0.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	357,407	0.4%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of December 31, 2017	% of Net Assets	Value as of December 31, 2017	% of Net Assets
Pharmaceuticals			$2,499,358	3.1%
Unaffiliated Portfolio Companies	$1,548,319	1.9%
Non-Controlled Affiliated Portfolio Companies	951,039	1.2%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			2,637,369	3.3%
Unaffiliated Portfolio Companies	412,793	0.5%
Non-Controlled Affiliated Portfolio Companies	2,224,576	2.8%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductor Equipment			6,326,741	7.8%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	6,326,741	7.8%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			$10,221,649	12.6%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	9,932,890	12.2%
Controlled Affiliated Portfolio Companies	288,759	0.4%
Specialty Chemicals			$4,228,964	5.2%
Unaffiliated Portfolio Companies	3,465,615	4.3%
Non-Controlled Affiliated Portfolio Companies	733,349	0.9%
Controlled Affiliated Portfolio Companies	30,000	0.0%
Technology Hardware, Storage & Peripherals			$10,007,022	12.3%
Unaffiliated Portfolio Companies	10,007,022	12.3%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

NOTE 6. DERIVATIVES

At December 31, 2017, we had rights to milestone payments from Amgen, Inc.’s acquisition of our former portfolio company, BioVex Group, Inc. These rights to milestone payments were fair valued at $2,211,867 as of December 31, 2017. At December 31, 2017, we had rights to payments from Xenio Holdings, Inc.'s merger with Xenio Systems, Inc. These rights to payments were fair valued at $0 as of December 31, 2017.

The following tables present the value of derivatives held at December 31, 2017, and the effect of derivatives held during the year ended December 31, 2017, along with the respective location in the financial statements.

Consolidated Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives Instruments - Unaffiliated Rights to Payments	Location	Fair Value	Location	Fair Value

Amgen, Inc. Rights to Milestones Payments from Acquisition of BioVex Group, Inc.	Investments	$2,211,867	--	--

Xenio Holdings, Inc. Rights to Potential Payments from Merger with Xenio Systems, Inc.	Investments	$0	--	--

Total		$2,211,867

Consolidated Statement of Operations:

Derivatives Instruments - Unaffiliated Rights to Payments	Location	Net Realized Loss	Net Change in Unrealized Depreciation

Amgen, Inc. Rights to Milestones Payments from Acquisition of BioVex Group, Inc.	Net Realized Gain (Loss) from Investments and Net Change in Unrealized Appreciation (Depreciation) on Investments	$0	$(93,372)

Xenio Holdings, Inc. Rights to Potential Payments from Merger with Xenio Systems, Inc.	Net Realized Gain (Loss) from Investments and Net Change in Unrealized Appreciation (Depreciation) on Investments	$0	$0

Canon, Inc. Rights to Milestone Payments from the Acquisition of Molecular Imprints, Inc.	Net Realized Gain (Loss) from Investments and Net Change in Unrealized Appreciation (Depreciation) on Investments	$(232,865)	$(1,249)

Laird Technologies, Inc. Rights to Milestone Payments from Merger & Acquisition of Nextreme Thermal Solutions, Inc.	Net Realized Gain (Loss) from Investments and Net Change in Unrealized Appreciation (Depreciation) on Investments	$0	$0

Total		$(232,865)	$(94,621)

NOTE 7. STOCK-BASED COMPENSATION

Until March 27, 2017, the Company maintained the Stock Plan, which provided for the grant of equity-based awards of stock options to our officers and employees and restricted stock to our officers, employees and non-employee directors, subject to compliance with the 1940 Act and an exemptive order granted on April 3, 2012, by the SEC permitting us to award shares of restricted stock (the "Exemptive Order").

Stock Option Awards

On March 27, 2017, the Company's Board of Directors voted to terminate the Stock Plan. As part of the decision, holders of the options were given the opportunity to exercise their options prior to March 27, 2017. On March 27, 2017, all outstanding and unexercised options were canceled and holders of unexercised stock options were paid $0.01 per share, or approximately $2,000. At the time of cancellation all options were already exercisable.

A summary of the changes in outstanding stock options for the year ended December 31, 2017, is as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Options Outstanding at January 1, 2017	197,852	$6.86	$3.25	1.01	$0
Granted	0	0	0	0
Exercised	0	0	0	0
Canceled	(197,852)	6.86	3.25	0
Options Outstanding and Exercisable at December 31, 2017	0

Restricted Stock

On June 11, 2012, the Compensation Committee granted the employees a total of 1,780,000 shares of restricted stock. A total of 1,068,000 awards (60 percent) were to be vested when the volume-weighted stock price was at or above pre-determined stock price targets over a 30-day period. These pre-determined stock price targets ranged from $5.00 per share to $9.00 per share. The remaining 712,000 of these shares (40 percent) had vesting dates ranging from December 31, 2012, through June 30, 2017, based on the employee's continued service to the Company. Pursuant to the Exemptive Order, non-employee directors received up to 2,000 shares of restricted stock annually, which vested pro-rata over a three-year period from the date of the grant. The compensation expense for the service-based award was determined by the market price of our stock at the date of grant applied to the total number of shares that were anticipated to fully vest.

On March 24, 2017, the Company received approval from shareholders to withdraw its election to be treated as a business development company ("BDC") under the 1940 Act and to return to the Company's prior status as a registered closed-end management investment company under the 1940 Act. As part of this transition, the Company pursued certain restructuring steps including the voluntary and involuntary terminations of certain employees (collectively the, "Terminated Employees"). In addition, CEFs are not permitted to have an equity incentive plan without exemptive relief from the SEC.

In light of these circumstances, the Board voted to vest the remaining 63,745 service-based restricted stock grants for all employees and directors as of March 24, 2017. This acceleration of vesting resulted in a non-cash expense of $99,467.

Additionally, the Board voted to modify 258,800 market condition restricted stock grants with stock price targets of $5 and $6 per share such that these grants vested immediately on March 24, 2017 (effectively changing the stock price target to equal the Company's stock price as of March 24, 2017). This modification resulted in a non-cash expense of $204,588 equal to the incremental fair value that resulted from the modification.

As a result of the aforementioned terminations, a total of 280,200 market condition grants with stock price targets of $7, $8 and $9 per share granted to the Terminated Employees were forfeited. This forfeiture resulted in a non-cash (benefit) of $(538,372). A total of 108,000 market condition grants with stock price targets of $7, $8 and $9 per share granted to non-Terminated Employees were canceled along with the Stock Plan on March 27, 2017. This cancellation resulted in a non-cash expense of $43,970. The total non cash (benefit) for forfeited and canceled market condition restricted stock is $(494,402).

The net non-cash compensation (benefit) resulting from all of the items above for the year ended December 31, 2017, was $(190,347).

Following are the changes for restricted stock awards for the year ended December 31, 2017, were as follows:

	Shares	Weighted-Average Grant Date Fair Value Per Share

Outstanding at January 1, 2017	710,745	$2.56
Granted	0	0.00
Vested based on service	(217,353)	3.34
Shares withheld related to net share settlement of restricted stock	(105,192)	3.34
Forfeited	(280,200)	2.36
Canceled	(108,000)	2.36
Outstanding at December 31, 2017	0	$0.00

Under net settlement procedures applicable to our outstanding restricted stock awards for current employees, upon each settlement date, restricted stock awards were withheld to cover the required withholding tax, which was based on the value of the restricted stock award on the settlement date as determined by the closing price of our common stock on the vesting date. The remaining amounts were delivered to the recipient as shares of our common stock. During 2017, 322,545 restricted stock awards vested, of which 300,550 restricted stock awards were net settled by withholding 105,192 shares, which represented the employees' minimum statutory obligation for each employee's applicable income and other employment taxes and remitted cash totaling $139,780 to the appropriate tax authorities. The amount remitted to the tax authorities for the employees' tax obligation was reflected as a financing activity within our Consolidated Statement of Cash Flows. The shares withheld by us as a result of the net settlement of restricted stock awards are not considered issued and outstanding, thereby reducing our shares outstanding used to calculate net asset value per share.

NOTE 8. OFFICERS' AND BOARD OF DIRECTORS' COMPENSATION

The aggregate compensation (salaries, restricted stock vested, bonus, medical and dental benefits) paid by the Company during the year ended December 31, 2017, to its officers amounted to $1,935,378. In addition, the Compensation Committee awarded a deferred bonus to the Company's officers of $396,000 payable only upon achievement of certain metrics defined by the Compensation Committee over the next two years. As of December 31, 2017, $164,340 related to this deferred bonus was included in accounts payable, which represents the time-elapsed portion of the deferred bonus accrued on a straight-line basis through December 31, 2017 based on each metric measurement date.

Certain officers and directors currently and may in the future serve as members of the board of directors of our portfolio companies, including our controlled portfolio companies. These officers and directors do not receive any compensation for serving in such roles directly from the portfolio companies. Any such cash compensation paid by portfolio companies to members of their respective Boards of Directors is paid directly to the Company. In the case of securities-based compensation (restricted stock or stock options), the officer or director due such compensation assigns all beneficial interest, including but not limited to economic benefit and voting control, to such securities over to the Company.

An additional $220,083 of aggregate compensation was paid by us to certain prior officers of the Company during the year ended December 31, 2017.

The aggregate compensation related to vested restricted stock paid by the Company to its Board of Directors during the year ended December 31, 2017, amounted to $33,806. This compensation was in addition to the "Directors' fees and expenses" included in the accompanying Consolidated Statement of Operations.

NOTE 9. EMPLOYEE BENEFITS

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees. Matching contributions to the plan are at the discretion of the Compensation Committee. For the year ended December 31, 2017, the Compensation Committee approved a 100 percent match, which amounted to $123,065.

Medical Benefit Retirement Plan

We administer a plan to provide medical and dental insurance for retirees and their spouses who, at the time of their retirement, attained certain years of service with us and a certain age (the "Medical Benefit Retirement Plan"). On March 7, 2013, the Board of Directors amended the Medical Benefit Retirement Plan. The amendment limits the medical benefit to $10,000 per year for a period of ten years. Our accumulated post-retirement benefit obligation was re-measured as of the plan amendment date, which resulted in a $1,101,338 decrease in our liability. A deferred gain of $1,101,338 owing to this amendment was included in "Accumulated other comprehensive income" as of March 31, 2013. This amount was being amortized over a service period of 5.27 years.

On April 27, 2017, the Board of Directors terminated the plan. The termination does not affect benefits accrued by former employees who are grandfathered under the former terms of the plan, and the termination of the plan does not affect benefits accrued by certain former employees who were grandfathered under the amended terms of the plan. The Medical Benefit Retirement Plan was terminated for all other employees. As a result of the termination, during the year ended December 31, 2017, the remaining amortization of $300,237 was included as a reduction of "Salaries and benefits" on our Consolidated Statement of Operations.

The plan is unfunded and has no assets. The following disclosures about changes in the benefit obligation under our plan to provide medical and dental insurance for retirees are as of the measurement date of December 31, 2017:

2017

Accumulated Post-retirement Benefit Obligation at Beginning of Year	$1,067,919
Service Cost	3,543
Interest Cost	40,640
Curtailment Loss	35,749
Actuarial Loss	20,002
Benefits Paid	(23,024)
Accumulated Post-retirement Benefit Obligation at End of Year	$1,144,829

In accounting for the plan, the assumption made for the discount rate was 3.33 percent for the year ended December 31, 2017. The assumed health care cost trend rates in 2017 were 8 percent grading to 5 percent over 10 years for medical and 5 percent per year for dental. The effect on disclosure information of a one percentage point change in the assumed health care cost trend rate for each future year is shown below.

	1% Decrease in Rates	Assumed Rates	1% Increase in Rates

Aggregated Service and Interest Cost	$40,256	$44,183	$48,208
Accumulated Post-retirement Benefit Obligation	$1,048,553	$1,144,829	$1,259,867

The net periodic post-retirement benefit cost for the year is determined as the sum of service cost for the year, interest on the accumulated post-retirement benefit obligation and amortization of the prior service cost curtailment gains/losses and actuarial gains/losses over the average remaining service period of employees expected to receive plan benefits. The following is the net periodic post-retirement benefit cost for the years ended December 31, 2017:

2017

Service Cost	$3,543
Interest Cost on Accumulated Post-retirement Benefit Obligation	40,640
Amortization of Prior Service Cost	(300,237)
Amortization of Net (Gain)/Loss	14,408
Net Periodic Post Retirement Benefit Cost	$(241,646)

The Company estimates the following benefits to be paid in each of the following years:

2018	$54,377
2019	$80,519
2020	$82,901
2021	$84,532
2022	$86,067
2023 through 2026	$413,143

For the year ended December 31, 2017, net unrecognized actuarial losses, which resulted primarily from the decrease in the discount rate, increased by $41,343, which represents $55,751 of actuarial and curtailment losses arising during the year, offset by a reclassification adjustment of $14,408 that increased the net periodic benefit cost for the year.

Executive Mandatory Retirement Benefit Plan

On May 5, 2011, the Board of Directors terminated the Amended and Restated Executive Mandatory Retirement Benefit Plan. The plan was adopted in 2003 in order to begin planning for eventual management succession for individuals who are employed by us in a bona fide executive or high policy-making position. The plan provided benefits required by age discrimination laws as a result of the Company’s policy of mandatory retirement when such individuals attained the age of 65. Our former President accrued benefits under this plan prior to his retirement, and the termination of this plan has no impact on his accrued benefits. At December 31, 2017, we had $194,516 accrued for benefits for this former employee under the plan, which is included in "Post- retirement plan liabilities" on the Consolidated Statement of Assets and Liabilities.

NOTE 10. INCOME TAXES

We filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2015. We did not qualify as a RIC under Subchapter M of the Code in 2016. We did not have net taxable income in 2016, our failure to qualify as a RIC did not result in a tax liability for the Company. We qualified as a RIC under Subchapter M of the Code in 2017.
In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments required to qualify for RIC treatment. Historically, because of the specialized nature of our investment portfolio, we generally could satisfy the diversification requirements under the Code if we receive a certification from the SEC pursuant to Section 851(e) of the Code. This exception is available only to RICs that the SEC determines to be principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification"). Because of our new focus on investing in microcapitalization publicly traded companies, that we believe are deeply undervalued, we do not believe we qualify for and do not intend to file for such certification in 2017.
The Company's status as a RIC is irrevocable, but qualification is measured annually. Under certain circumstances, we might take action in a given year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. This action would enable us to apply our operating loss carryforwards against income and realized gains on investments.

As of December 31, 2017, we had approximately $68 million in operating loss carryforwards that begin to expire in 2026. Given the Company's status as a RIC and the ability or inability to use such operating loss carryforwards depends on qualification metrics measured in each taxable year separate from prior years, it does not include a deferred tax asset and valuation allowance on its Consolidated Statement of Assets and Liabilities.
As a RIC, we also will fail to qualify for favorable RIC tax treatment for a taxable year if we do not satisfy the 90 percent Income Test or Annual Distribution Requirement for such year. In the event we do not satisfy the 90 percent Income Test, the Diversification Tests or the Annual Distribution Requirement for any taxable year, we will be subject to federal tax with respect to all of our taxable income, whether or not distributed. In addition, all our distributions to shareholders in that situation generally will be taxable as ordinary dividends.
Income from fees for providing managerial assistance to portfolio companies and sub-lease income generally do not qualify as good RIC income under the 90 percent Income Test. We generated less than 10 percent of our income from such payments for the year ended December 31, 2017, and therefore satisfied the 90 percent Income Test.
Furthermore, our ownership percentages in our portfolio have grown over the last several years, which makes it more difficult to pass certain RIC diversification tests when companies in our portfolio are successful and we wish to invest more capital in those companies to increase our investment returns. As long as the aggregate values of our non-qualifying assets remain below 50 percent of total assets, we will continue to qualify as a RIC. Rather than selling portfolio companies that are performing well in order to pass our RIC diversification tests, we may opt instead not to qualify as a RIC. We will choose to take such action only if we believe that the result of the action will benefit us and our shareholders.
For federal tax purposes, the Company’s 2014 through 2017 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations. Generally, for state tax purposes, the Company’s 2013 through 2017 tax years remain open for examination by the tax authorities under a four-year statute of limitations.
For the year ended December 31, 2017, the Company recorded a consolidated expense of $12,853 in federal, state and local income taxes.
We pay federal, state and local taxes on behalf of Ventures, which is taxed as a C Corporation. For the year ended December 31, 2017, our income tax benefit for Ventures was $881.
The Company realized net short- and long-term losses of $11,755,179 in 2017. The Company offsets any gains with capital loss carryforwards and neither owes federal income taxes on the gains or is required to distribute a portion of the gains to shareholders.
With the change of the Company's status from a BDC to a CEF, we have updated certain components of the Company's capital accounts on a tax-basis as a RIC from inception to December 31, 2017, to reflect a return of capital statement of position ("ROCSOP") adjustment. This ROCSOP adjustment includes the reclassification of $11,054,182 of accumulated net operating loss and $70,456,713 of accumulated net realized loss into additional paid in capital. Of the total reclassification for accumulated net operating loss $3,573,547 was for the current year. This reclassification results primarily from certain non-deductible expenses and net operating loss. There is no impact to net asset value per share as a result of this ROCSOP adjustment. This adjustment may change in future years if the Company does not qualify as a RIC in a given tax year.
For the year ended December 31, 2017, the Company recorded aggregate unrealized appreciation of $18,048,421, aggregate unrealized depreciation of $36,763,752 and net unrealized depreciation is $18,715,331. The aggregate tax cost of investments is $98,176,943.
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited year. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short term as permitted under previous regulation.
As of December 31, 2017, we had post-enactment loss carryforwards under the provisions of the Act of $21,205,166 long term. Post-enactment losses have no expiration date. As of December 31, 2017, we had pre-enactment loss carryforwards totaling $3,875,967, expiring in 2018.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "2017 Act") was enacted, which among other changes, lowered the tax rates for corporations and how future loss carryforwards can be used against future gains. While the 2017 Act did not have any impact on the Company's financial statements as of December 31, 2017, it is possible that the change of the corporate tax rate from 35 percent to 21 percent in the 2017 Act will impact future decisions regarding the issuance of deemed dividends in the future should the Company be in a net taxable gain position on investments.

NOTE 11. COMMITMENTS AND CONTINGENCIES

On July 21, 2014, the Company invested in Accelerator IV-New York Corporation ("Accelerator"), a company that will identify emerging biotechnology companies for the Company to invest in directly. The investment consists of an operating capital commitment and an investment commitment to be invested in the identified portfolio companies over a five-year period. During the third quarter of 2016, the board of directors of Accelerator voted to modify the operating commitment and investment commitment distributions, which resulted in the Company's operating commitment to be set at $833,333 and investment commitment to be set at $3,166,667. Accelerator called $137,520 in operating capital during the year ending December 31, 2017. As of December 31, 2017, the Company had remaining unfunded commitments of $113,906 and $1,483,427, or approximately 13.7 percent and 46.8 percent, of the total operating and investment commitments, respectively. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

If the Company defaults on these commitments, the other investors may purchase the Company's shares of Accelerator and any tenant companies of the Accelerator, currently Lodo Therapeutics Corporation and Petra Pharma Corporation, for $0.001 per share. The combined value of Accelerator, Lodo Therapeutics and Petra Pharma is $2,582,837, or $0.08 per share as of December 31, 2017. In the event of default, the Company would still be required to contribute the remaining operating commitment.

The Company's most recent investments in HALE.life Corporation, ORIG3N, Inc., and Petra Pharma, were in rounds of financing that include investment of additional capital upon achievement of certain quantitative and qualitative milestones of $1 million, $49,804 and $1 million, respectively. The milestones that would trigger these potential investments had yet to occur as of December 31, 2017. The milestone related to the additional investment in ORIG3N, Inc. was achieved in January 2018 and the additional capital was invested in February 2018. Petra Pharma's board elected to change the milestones related to the tranche of the round of financing in which the Company would invest up to an additional $1 million investment. This modification resulted in the investment of $369,748 in January 2018 and the remainder being potentially invested upon future achievement of certain qualitative and quantitative milestones. Should these milestones be successfully achieved and the Company decides to not invest such capital, the securities held by the Company in each portfolio company may be subject to punitive action including, but not limited to, conversion from preferred stock to common stock and/or repurchase by the respective companies at a substantial discount to current carrying value. Additionally, portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in similar outcomes that could negatively impact the value of the Company's securities of those portfolio companies.

On September 24, 2009, we signed a ten-year lease for approximately 6,900 square feet of office space located at 1450 Broadway, New York, New York. On March 23, 2017, we signed a month-to-month lease for approximately 1,250 square feet of office space located at 7 N. Willow Street, Suite 4B, Montclair, New Jersey. See Note 2. Summary of Significant Accounting Policies for details of these leases. Upon an event of default, the leases each provide that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 12. PORTFOLIO PURCHASES AND SALES

During the year ended December 31, 2017:

Company	Purchases/Cost	Sales Proceeds	Value
TheStreet, Inc.	$4,891,794		$6,430,899
Synacor, Inc.	3,672,646		2,714,460
HALE.life Corporation	2,425,000		3,896,930
USA Truck, Inc.	1,749,985	$3,705,597
TARA Biosystems, Inc.	625,000		3,454,215
Miscellaneous Common Stocks	314,581		327,015
NGX Bio, Inc.	150,000		1,967,954
ORIG3N, Inc.	149,804		2,382,518
Accelerator IV-New York Corporation	137,520		256,622
ABSMaterials, Inc.	25,000		733,349
Adesto Technologies Corporation		1,730,876	9,932,890
Ensemble Therapeutics Corporation		528,375	173,143
180 Degree Capital Corp.		150,000
Muses Labs, Inc.		94,317	132,000
Enumeral Biomedical Holdings, Inc.		87,041
ProMuc, Inc.		10,885
AgTech Accelerator Corporation		438
AutoTech Ventures Management I, LLC	0		0
Laser Light Engines, Inc.		0
Xenio Corp.		0
Canon Inc. Rights to Milestone Payments from Acquisition of Molecular Imprints, Inc.		0
Laird Technologies, Inc. Rights to Milestone Payments from Merger & Acquisition of Nextreme Thermal Solutions, Inc.		0
Totals	$14,141,330	$6,307,529	$32,401,995

Note: No securities purchased or sold during the year ended December 31, 2017, were short-term securities whose maturities or expiration date at the time of acquisition was one year or less.

NOTE 13. SHARE REPURCHASE PROGRAM

On November 3, 2016, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on April 28, 2017. As of December 31, 2017, no repurchases had occurred prior to the expiration of this repurchase period.

On February 21, 2018, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about February 27, 2018.

NOTE 14. RELATED PARTY TRANSACTIONS

We have historically provided managerial assistance to some of our portfolio companies. In certain cases, we receive fees for providing such assistance. During the year ended December 31, 2017, we received fees totaling $241,306.

NOTE 15. SUBSEQUENT EVENTS

The Company has evaluated subsequent events as of December 31, 2017, through the date these financial statements were issued, and include the following:

On January 4, 2018, the Company invested $369,748, in a follow-on round of financing in Petra Pharma Corporation.

On January 26, 2018, TheStreet, Inc. ("TST"), filed a registration statement on Form S-3 with the SEC to register the shares purchased of TST by the Company on November 10, 2017. This registration statement was deemed effective by the SEC on February 5, 2018.

On February 5, 2018, the Company invested $49,804 in a follow-on round of financing in ORIG3N, Inc.

On February 16, 2018, the Company received $18,505 from the wind down and liquidation of Laser Light Engines, Inc.

On February 16, 2018, the Company received early payment of the $122,000 in outstanding obligations of Muses Labs, Inc. to the Company in full.

NOTE 16. INVESTMENTS IN AND ADVANCES TO AFFILIATES - SCHEDULE 12-14

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Realized Gain (Loss)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 12/31/17
CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES(E):
180 Degree Capital Corp.	Common Stock	$0	$0	$150,000	$0	$(150,000)	$0	$0
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0	0	$0
	Series A-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	0	0	0	0	0
	Secured Convertible Bridge Notes	103,697	0	262,477	26,282	0	(77,415)	288,759
HALE.life Corporation (f/k/a Interome, Inc.)	Common Stock	$0	$0	$10	$0	$0	$0	$10
	Series Seed Convertible Preferred Stock	0	0	0	1,896,920	$0	0	1,896,920
	Convertible Bridge Notes	47,378	0	1,455,000	545,000	0	0	2,000,000
ProMuc, Inc.	Common Stock	$0	$(1)	$0	$0	$0	$1	$0
	Secured Convertible Bridge Note(G)	0	(569,115)	13,877	0	(13,877)	566,123	0
SynGlyco, Inc.	Common Stock	$0	$0	$0	$0	$0	$0	$0
	Series A' Convertible Preferred Stock	0	0	0	0	0	0	0
	Secured Convertible Bridge Notes	5,426	0	30,000	0	0	(5,426)	30,000
Total Controlled Affiliated Privately Held Companies		$156,501	$(569,116)	$1,911,364	$2,468,202	$(163,877)	$483,283	$4,215,689
Total Controlled Affiliated Companies		$156,501	$(569,116)	$1,911,364	$2,468,202	$(163,877)	$483,283	$4,215,689
NON-CONTROLLED AFFILIATED COMPANIES(F):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$0	$204,832	$0	$(140,672)	$(140,672)	$64,160
	Series B Convertible Preferred Stock	0	0	904,433	0	(377,378)	(377,378)	527,055
	Secured Convertible Bridge Note	9,529	0	107,605	34,529	0	0	142,134

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 12/31/17
NON-CONTROLLED AFFILIATED COMPANIES(F):
AgBiome, LLC	Series A-1 Convertible Preferred Stock	$0	$0	$6,949,809	$1,634,126	$0	$1,634,126	$8,583,935
	Series A-2 Convertible Preferred Stock	0	0	1,499,004	339,861	0	339,861	1,838,865
	Series B Convertible Preferred Stock	0	0	766,184	118,593	0	118,593	884,777
AgTech Accelerator Corporation	Common Stock	$0	$(299,700)	$300	$0	$(300)	$299,700	$0
	Class B Common Stock	0	138	138	0	(138)	(138)	0
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$930,056	$15,670	$0	$15,670	$945,726
	Convertible Bridge Note	0	0	410,234	0	(410,234)	0	0
	Series Seed-2 Convertible Preferred Stock	0	0	332,650	5,280	0	5,280	337,930
	Series A-2 Convertible Preferred Stock	0	0	0	412,209	0	1,975	412,209
Ensemble Therapeutics Corporation	Series B Convertible Preferred Stock	$0	$0	$0	$0	$0	$0	$0
	Series B-1 Convertible Preferred Stock	0	422,700	872,469	0	(699,326)	(593,651)	173,143
Essential Health Solutions, Inc.	Common Stock	$0	$0	$116,767	$28,451	$0	$28,451	$145,218
	Series A Convertible Preferred Stock	0	0	2,747,905	421,757	0	421,757	3,169,662
HZO, Inc.	Common Stock	$0	$0	$465,269	$8,627	$0	$8,627	$473,896
	Series I Convertible Preferred Stock	0	0	4,126,543	0	(51,974)	(51,974)	4,074,569
	Series II Convertible Preferred Stock	0	0	1,741,033	0	(169,492)	(169,492)	1,571,541
	Series II-A Convertible Preferred Stock	0	0	255,888	0	(67,078)	(67,078)	188,810
	Warrants for Series II-A Convertible Preferred Stock	0	0	24,313	0	(6,388)	(6,388)	17,925
Laser Light Engines, Inc.	Series A Convertible Preferred Stock	$0	$(2,000,000)	$0	$0	$0	$2,000,000	$0
	Series B Convertible Preferred Stock	0	(3,095,802)	0	0	0	3,095,802	0
	Convertible Bridge Notes(G)	0	(1,447,079)	0	0	0	1,447,079	0

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 12/31/17
NON-CONTROLLED AFFILIATED COMPANIES(F):
Lodo Therapeutics Corporation	Series A Convertible Preferred Stock	$0	$0	$659,762	$118,134	$0	$118,134	$777,896
NGX Bio, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$706,423	$15,116	$0	$15,116	$721,539
	Series Seed 2 Convertible Preferred Stock	0	0	447,338	29,819	0	29,819	477,157
	Unsecured Convertible Bridge Note	14,137	0	580,211	0	(580,211)	(14,137)	0
	Series Seed 3 Convertible Preferred Stock	0	0	0	769,258	0	39,046	769,258
ORIG3N, Inc.	Series 1 Convertible Preferred Stock	$0	$0	$985,936	$0	$(78,807)	$(78,807)	$907,129
	Series A Convertible Preferred Stock	0	0	1,271,006	34,493	0	34,493	1,305,499
	Secured Convertible Bridge Note	395	0	0	169,890	(169,890)	(395)	0
	Series A-2 Convertible Preferred Stock	0	0	0	169,890	0	20,086	169,890
Produced Water Absorbents, Inc.	Warrants for Common Stock	$0	$0	$0	$0	$0	$0	$0
	Common Stock	0	0	0	0	0	0	0
	Senior Secured Debt	581,873	0	1,242,700	0	(885,293)	(1,044,149)	357,407
Senova Systems, Inc.	Series B Convertible Preferred Stock	$0	$(1,218,462)	$0	$0	$0	$1,218,462	$0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	455,050	0	(455,050)	(455,050)	0
	Warrants for Series B Preferred Stock	0	(131,538)	0	0	0	131,538	0
TARA Biosystems, Inc.	Common Stock	$0	$0	$702,904	$0	$(51,262)	$(51,262)	$651,642
	Series A Convertible Preferred Stock	0	0	0	2,802,573	0	80,538	2,802,573
	Secured Convertible Bridge Notes	33,162	0	2,097,034	0	(2,097,034)	(33,162)	0
Total Non-Controlled Affiliated Privately Held Companies		$639,096	$(7,769,743)	$31,603,796	$7,128,276	$(6,240,527)	$8,020,420	$32,491,545

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 12/31/17
NON-CONTROLLED AFFILIATED COMPANIES(F):
Adesto Technologies Corporation	Common Stock	$0	$239,446	$3,274,256	$6,658,634	$0	$8,150,064	$9,932,890
Enumeral Biomedical Holdings, Inc.	Common Stock	$0	$(4,906,316)	$1,035,628	$0	$(1,035,628)	$3,928,948	$0
	Warrants for Common Stock	0	(417,817)	28,781	0	(28,781)	417,817	0
TheStreet, Inc.	Common Stock	$0	$0	$0	$6,387,423	$0	$1,495,630	$6,387,423
	Restricted Stock Units	0	0	0	43,476	0	43,476	43,476
Total Non- Controlled Affiliated Publicly Traded Securities		$0	$(5,084,687)	$4,338,665	$13,089,533	$(1,064,409)	$14,035,935	$16,363,789
Total Non- Controlled Affiliated Companies		$639,096	$(12,854,430)	$35,942,461	$20,217,809	$(7,304,936)	$22,056,355	$48,855,334

EQUITY METHOD PRIVATELY HELD COMPANY:
Accelerator IV-New York Corporation	Series A Common Stock	$0	0	$178,360	$78,262	$0	0	$256,622
Total Equity Method Privately Held Company		$0	$0	$178,360	$78,262	$0	$0	$256,622

(A)
Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of December 31, 2017.

(B)
Represents the total amount of interest or dividends and yield-enhancing fees on debt securities credited/(debited) to income for the portion of the year an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the quarter ended December 31, 2017.

(C)
Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)
Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)	"Controlled Affiliated" is defined as control of 50.1 percent or more of the voting securities outstanding and/or 50.1 percent or more control of the appointment of members of the board of directors.

(F)
"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(G)	Debt security was on non-accrual status and, therefore, was considered non-income producing during the year ended December 31, 2017.

 **Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting, with the exception of Accelerator IV-New York Corporation, which are accounted for under the equity method.

LINE FOR SCHEDULE OF INVESTMENTS	METHOD/LEVEL	PRIMARY INDUSTRY	# OF SHARES PURCHASED/PRINCIPAL	COST OF TURN INVESTMENT	VALUATION
CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
Black Silicon Holdings, Inc.		Semiconductors
Series A Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		233,499	$750,000	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(I) (L3)		$1,278,453	1,418,799	288,759
				$7,844,676	$288,759
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(M) (L3)		1,000,000	$10	$10
Series Seed Convertible Preferred Stock (acquired 3/28/17)	(M) (L3)		11,000,000	1,896,920	1,896,920
Unsecured Convertible Bridge Note, 0%, (acquired 3/28/17, no maturity date)	(M) (L3)		$2,000,000	2,000,000	2,000,000
				$3,896,930	$3,896,930
SynGlyco, Inc.		Specialty Chemicals
Common Stock (acquired 12/13/11)	(I) (L3)		57,463	$2,729,817	$0
Series A' Convertible Preferred Stock (acquired 12/13/11-6/7/12)	(I) (L3)		4,855,627	4,855,627	0
Secured Convertible Bridge Note, 8% PIK, (acquired 2/26/16, maturing 12/31/18)	(I) (L3)		$67,823	77,858	30,000
				$7,663,302	$30,000
Total Controlled Affiliated Privately Held Companies (5.2%)				$19,404,908	$4,215,689

NON-CONTROLLED AFFILIATED COMPANIES:
PRIVATELY HELD COMPANIES
ABSMaterials, Inc.		Specialty Chemicals
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$64,160
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	527,055
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/18)	(M) (L3)		$100,000	115,605	115,605
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		$25,000	26,529	26,529
				$1,794,778	$733,349

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES:
PRIVATELY HELD COMPANIES
AgBiome, LLC		Fertilizers & Agricultural Chemicals
Series A-1 Convertible Preferred Stock (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$8,583,935
Series A-2 Convertible Preferred Stock (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	1,838,865
Series B Convertible Preferred Stock (acquired 8/7/15)	(I) (L3)		160,526	500,006	884,777
				$3,021,746	$11,307,577
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$945,726
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	337,930
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	412,209
				$2,100,000	$1,695,865
Ensemble Therapeutics Corporation		Pharmaceuticals
Series B Convertible Preferred Stock (acquired 6/6/07)	(I) (L3)		1,449,275	$2,000,000	$0
Series B-1 Convertible Preferred Stock (acquired 4/21/14)	(I) (L3)		492,575	574,079	173,143
				$2,574,079	$173,143
Essential Health Solutions, Inc.		Health Care Technology
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$145,218
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	3,169,662
				$2,750,020	$3,314,880
HZO, Inc.		Semiconductor Equipment
Common Stock (acquired 6/23/14)	(I) (L3)		405,729	$666,667	$473,896
Series I Convertible Preferred Stock (acquired 6/23/14)	(I) (L3)		2,266,894	5,709,835	4,074,569
Series II Convertible Preferred Stock (acquired 6/23/14-8/3/15)	(I) (L3)		674,638	2,500,006	1,571,541
Series II-A Convertible Preferred Stock (acquired 9/9/16)	(I) (L3)		69,053	226,070	188,810
Warrants for Series II-A Convertible Preferred Stock expiring 7/15/23 (acquired 7/15/16)	(I) (L3)		6,577	29,820	17,925
				$9,132,398	$6,326,741
Lodo Therapeutics Corporation		Pharmaceuticals
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	$658,190	$777,896
NGX Bio, Inc.		Research & Consulting Services
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(I) (L3)		666,667	$500,002	$721,539
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(I) (L3)		329,989	499,999	477,157
Series Seed 3 Convertible Preferred Stock (acquired 6/24/17)	(I) (L3)		666,001	686,329	769,258
				$1,686,330	$1,967,954

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES:
PRIVATELY HELD COMPANIES
ORIG3N, Inc.		Health Care Technology
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(I) (L3)		1,195,315	$500,000	$907,129
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(I) (L3)		1,364,666	1,500,000	1,305,499
Series A-2 Convertible Preferred Stock (acquired 5/11/17-8/18/17)	(I) (L3)		134,783	150,198	169,890
				$2,150,198	$2,382,518
Produced Water Absorbents, Inc.		Oil & Gas Equipment & Services
Common Stock (acquired 4/30/16)	(M) (L3)		50,243,350	$7,670,281	$0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(I) (L3)		450,000	65,250	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(I) (L3)		$2,533,766	2,140,997	357,407
				$9,876,528	$357,407
Senova Systems, Inc.		Life Sciences Tools & Services
Series B-1 Convertible Preferred Stock (acquired 8/1/13-1/15/14)	(I) (L3)		2,759,902	$1,083,960	$0
Series C Convertible Preferred Stock (acquired 10/24/14-4/1/15)	(I) (L3)		1,611,049	1,208,287	0
Warrants for Series B Preferred Stock expiring 4/24/18 (acquired 4/24/13)	(I) (L3)		25,000	20,000	0
				$2,312,247	$0
TARA Biosystems, Inc.		Life Sciences Tools & Services
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$651,642
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,802,573
				$2,545,513	$3,454,215
Total Non-Controlled Affiliated Privately Held Companies (40.1%)				$40,602,027	$32,491,545
PUBLICLY TRADED SECURITIES
Adesto Technologies Corporation		Semiconductors
Common Stock (acquired 10/27/15)	(M) (L1)		1,539,983	$9,990,986	$9,932,890
TheStreet, Inc.		Financial Exchanges & Data
Common Stock (acquired 4/19/17-11/10/17)	(M) (L1)(L3)		4,636,363	$4,891,793	$6,387,423
Restricted Stock Units (acquired 11/10/17)	(M) (L3)		32,189	0	43,476
				$4,891,793	$6,430,899
Total Non-Controlled Affiliated Publicly Traded Securities (20.2%)				$14,882,779	$16,363,789

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
EQUITY METHOD PRIVATELY HELD COMPANY
PRIVATELY HELD COMPANY
Accelerator IV-New York Corporation		Research & Consulting Services
Series A Common Stock (acquired 7/21/14-1/29/16)	(E) (L3)		719,427	$256,622	$256,622
Total Equity Method Privately Held Company (0.3%)				$256,622	$256,622
Total Investments in Non-Controlled Affiliated Investments and Equity Method Company (60.6%)				$55,741,428	$49,111,956
Total Investments in Controlled and Non-Controlled Affiliated Investments and Equity Method Company (65.8%)				$75,146,336	$53,327,645

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of 180 Degree Capital Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of 180 Degree Capital Corp. and its subsidiaries (the "Company") as of December 31, 2017, the related consolidated statements of operations and cash flows for the year ended December 31, 2017, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and portfolio companies; when replies were not received from portfolio companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 2018

We have served as the Company's auditor since 2002.

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains the privacy policies of 180 Degree Capital Corp. and its affiliates. This notice supersedes any other privacy notice you may have received from 180 Degree Capital Corp.

Generally, we do not receive any non-public personal information relating to our shareholders, although certain non-public personal information of our shareholders may become available to us. We maintain physical, electronic, and procedural safeguards, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law. When the Company shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. We do not permit use of shareholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

We do not share this information with any non-affiliated third party except as described below.

•
180 Degree Capital Corp. and affiliate employees. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Proxy Voting

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Company collect at 973-746-4500 and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

180 Degree Capital Corp.

Board of Directors

Stacy R. Brandom[1,2,4]	Charles E. Ramsey[2,3,4]	Richard P. Shanley[1,2,3,4,5]
Parker A. Weil[1,2,3]	Kevin M. Rendino[6]	Daniel B. Wolfe

1. Member of Audit Committee    2. Member of Valuation Committee 3. Member of Compensation Committee
4. Member of Nominating Committee    5. Lead Independent Director     6. Chairman of the Board

Officers

Kevin M. Rendino	Chairman, Chief Executive Officer and Portfolio Manager
Daniel B. Wolfe	President, Chief Financial Officer, Chief Compliance Officer and Portfolio Manager
Alicia M. Gift	Senior Controller, Secretary and Treasurer
Robert E. Bigelow III	Vice President, Head of Fund Development

7 N. Willow Street, Suite 4B
Montclair, New Jersey 07042
Phone: 973-746-4500 Fax: 973-746-4508
Website: www.180degreecapital.com Email: ir@180degreecapital.com

Counsel: Schulte Roth & Zabel LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: MUFG Union Bank, N.A.
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, New York 11219
(877) 260-8188
Website: www.astfinancial.com Email: info@astfinancial.com

HOUSEHOLDING OPT-OUT NOTICE

To reduce expenses, we may only mail one copy of the 180 Degree Capital Corp.'s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us at 973-746-4500. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

Item 2. Code of Ethics.

The Board has adopted a code of ethics that applicable to our senior executive officers that is designed to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships (the "Code of Conduct"). Our Code of Conduct is available on the Company's website at http://ir.180degreecapital.com/corporate-governance. The Company did not make any substantive amendments to the Code of Conduct, nor grant any waivers from any provisions of the Code of Conduct during the reporting period.

Item 3. Audit Committee Financial Expert.

The Board has determined that all of the members of the Company's Audit Committee of the Board, Stacy R. Brandom, Richard P. Shanley and Parker A. Weil, meet the definition of "audit committee financial expert" as that term is defined by the SEC and are "independent" pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

The information set forth under the captions "Audit Committee's Pre-Approval Policies" and "Fees Paid to PwC for 2017 and 2016" in the Proxy Statement for the 2018 Annual Meeting of Shareholders, to be filed pursuant to Regulation 14A under the Exchange Act (the "2018 Proxy Statement") is herein incorporated by reference.

Item 5. Audit Committee List of Registrants.

The information set forth under the caption "Audit Committee" in our 2018 Proxy Statement is herein incorporated by reference.

Item 6. Investments.

(a)    The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    As of December 31, 2017, Kevin M. Rendino and Daniel B. Wolfe are primarily responsible for the day-to-day management of the Company's portfolio as Portfolio Managers.

Mr. Rendino has served as Chairman and Chief Executive Officer of the Company since March 2017 and as a member of the Board since June 2016. From 2012 to 2016, Mr. Rendino served as Chairman and Chief Executive Officer of RGJ Capital, where he led a Graham and Dodd approach to value investing. His team focused on a blend of long-only ideas and pair trades when a statistical anomaly and inconsistency between two variables are identified. Since November 2017, Mr. Rendino has served as a director of TheStreet, Inc., a publicly traded company in which we have an investment. Since early 2016, Mr. Rendino has served on the board of directors of Rentech Inc., a global wood fiber company.

Mr. Wolfe has served as President since January 2009, as Chief Financial Officer and Chief Compliance Officer since July 2016, and as Portfolio Manager and a member of the Company's Board since March 2017. He served as Chief Operating Officer and a Managing Director from January 2008 to June 30, 2016. He served as Chief Financial Officer from January 2008 to December 31, 2012, as Treasurer from May 2008 to December 31, 2012, and from July 2016 to April 2017. He is Chief Executive Officer, President and a member of the board of directors of SynGlyco, Inc. (formerly Ancora Pharmaceuticals, Inc.) as well as President and a member of the board of directors of Black Silicon Holdings, Inc., privately held companies in which we have investments. He is a member of the board of directors of NGX Bio, Inc. and Produced Water Absorbents, Inc., privately held portfolio companies in which we have investments.

(a)(2)     Not applicable.

(a)(3)    The principal elements of our executive compensation program for 2017 are base salary, bonus, other benefits and perquisites, and severance benefits. The Compensation Committee of the Board believes that each element is essential to achieve the Company’s objectives as set forth above.

Base Salaries. We recognize the need to pay our named executive officers, and other employees, a competitive annual base salary. We review base salaries for our named executive officers annually, often employing data provided from independent compensation consultants. Base salaries have historically been adjusted annually for inflation and also based on changes in the marketplace and an executive’s individual performance, salary position among peers, career growth potential and/or a change in responsibilities.

Cash Bonuses. The Company provides annual bonuses at the discretion of the Committee derived from a number of quantitative and qualitative inputs including, but not limited to:

•	Performance against individual and corporate targets and goals;

•	Performance as compared to indices and other observable entities that track or invest in microcapitalization publicly traded companies;

•	Full year actual versus estimated expenses and expenses as a percentage of assets;

•	Changes in the price per share of the Company’s stock, including dividends, if any;

•	Changes in the net asset value of the Company, including dividends, if any; and

•	The importance of retaining employees.

The weighting of these inputs in the Committee’s determinations of bonuses are adjusted based on a retrospective full analysis of individual and corporate achievements and challenges during the year under consideration.

Severance Benefits. To further incentivize and retain Messrs. Rendino and Wolfe, we entered into an Executive Severance Agreement with each executive.

Each of Messrs. Rendino and Wolfe's Executive Severance Agreement provides that the executive will receive the following severance benefits in the event that an executive’s employment is terminated by us other than for “cause” or an executive resigns for “good reason.”

•	Twelve months of base salary to be paid in cash periodically in accordance with the Company’s normal payroll policies;

•
a portion of executive’s incentive compensation in cash for the fiscal year in which executive's employment terminates, pro-rated based on time employed during the fiscal year, only to be paid to the extent that performance metrics in the plan are achieved and at the same time as payments to other executives in the applicable incentive compensation plan are paid; and

•	Twelve months of COBRA premiums.

Further, under the terms of each Executive Severance Agreement for Messrs. Rendino and Wolfe, in the event an executive’s employment is terminated other than for “cause” or an executive resigns for “good reason” within the period commencing three months prior to a change in control and ending 12 months after a change in control, the severance will consist of:

•	Twelve months of base salary to be paid in a single cash lump-sum;

•	a portion of an executive’s incentive compensation in cash for the fiscal year in which executive's employment terminates, pro-rated based on time employed during the fiscal year;

•	Twelve months of COBRA premiums.

For purposes of the Executive Severance Agreements, "cause" generally means:

•	an act of dishonesty made in connection with the executive’s responsibilities as an employee;

•	conviction of, or plea of nolo contendere to, a felony or any crime involving fraud or embezzlement;

•	gross misconduct;

•	unauthorized use or disclosure of any proprietary information or trade secrets;

•	willful breach of any obligations under any written agreement or covenant with the Company;

•	failure to cooperate in good faith with a governmental or internal investigation; or

•	continued failure to perform duties after receiving a written demand of performance.

For purposes of the Executive Severance Agreements, "good reason" generally means a voluntary termination following the occurrence of one or more of the following, without the executive’s consent that is not cured within 30 days of notice to the Company:

•	a material reduction of responsibilities;

•	a material reduction in base salary; or;

•	a material change (at least 50 miles) in the geographic location of Executive’s primary work facility or location.

(a)(4)    As of December 31, 2017, Mr. Rendino and Mr. Wolfe beneficially owned equity securities of the Company valued between $500,001 and $1,000,000 and $100,001 and $500,000, respectively.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period 2017	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
01/01 - 01/31	0	0	0	$0
02/01 - 02/28	0	0	0	0
03/01 - 03/31	0	0	0	0
04/01 - 04/30	0	0	0	2,500,000
05/01 - 05/31	0	0	0	2,500,000
07/01 - 07/31	0	0	0	2,500,000
08/01 - 08/31	0	0	0	2,500,000
09/01 - 09/30	0	0	0	2,500,000
10/01 - 10/31	0	0	0	2,500,000
11/01 - 11/30	0	0	0	0
12/01 - 12/31	0	0	0	0

Total for Year	0		0

Note: The Board authorized the repurchase of up to $2.5 million of the registrant's common stock within a six-month period from the date of notice to investors. This notice was mailed on April 28, 2017, and the repurchase period expired on October 28, 2017.

On February 21, 2018, the Board authorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors. This notice was mailed on or about February 27, 2018.

Item 10. Submission of Matters to a Vote of Shareholders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated April 28, 2017.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable.
(b)     Not applicable.

Item 13. Exhibits.

(a)(1)    The Code of Conduct is available on the Company's website at http://ir.180degreecapital.com/corporate-governance.

(a)(2)    Certifications of the principal executive officer and the  principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)     Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: February 26, 2018		Date: February 26, 2018